                                                                     Exhibit 4.1

                             SYNOVUS FINANCIAL CORP.

                                       and

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.,

                                     Trustee

                              --------------------

                                    INDENTURE

                            Dated as of June 20, 2005

                          -----------------------------

                       5.125% SUBORDINATED NOTES DUE 2017

                         ------------------------------

                          Reconciliation and Tie Sheet*
                                     between
                  Provisions of the Trust Indenture Act of 1939
                                       and
                      Indenture, dated as of June 20, 2005
                                     between
                             SYNOVUS FINANCIAL CORP.
                                       and
                THE BANK OF NEW YORK TRUST COMPANY, N.A., Trustee

Section of Act                                     Section of Indenture
--------------                                     --------------------
310(a)(1), (2).................................            5.08
310(a)(3), (4).................................            Inapplicable
310(a)(5)......................................            5.08
310(b).........................................            **
310(c).........................................            Inapplicable
311(a), (b)....................................            **
311(c).........................................            Inapplicable
312............................................            **
313(a).........................................            **
313(b)(1)......................................            Inapplicable
313(b)(2)......................................            **
313(c), (d)....................................            **
314(a).........................................            **
314(b).........................................            Inapplicable
314(c)(1) and (2)..............................            13.05
314(c)(3)......................................            Inapplicable
314(d).........................................            Inapplicable
314(e).........................................            13.05
314(f).........................................            Inapplicable
315(a), (c) and (d)............................            5.01
315(b).........................................            4.08
315(e).........................................            4.09
316(a)(1)......................................            4.01 and 4.07
316(a)(2)......................................            Omitted
316(a) last sentence...........................            6.04
316(b).........................................            4.04
316(c).........................................            6.05
317(a).........................................            4.02
317(b).........................................            3.03(a)
318(a).........................................            13.07

------------------------------
*   This Reconciliation and Tie-sheet is not a part of the Indenture.

**  Included pursuant to Section 318(c) of the Trust Indenture Act of 1939.

                               TABLE OF CONTENTS*

                                                                                        Page
PARTIES...............................................................................    1

RECITALS..............................................................................    1

ARTICLE ONE  DEFINITIONS..............................................................    1

         Section 1.01      Definitions................................................    1

ARTICLE TWO  ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES........    7

         Section 2.01      Form and Dating............................................    7
         Section 2.02      Execution and Authentication...............................    9
         Section 2.03      Note Registrar.............................................   10
         Section 2.04      Holder Lists...............................................   10
         Section 2.05      Global Note Provisions.....................................   11
         Section 2.06      Legends....................................................   12
         Section 2.07      Exchange and Registration of Transfer of Notes.............   12
         Section 2.08      Mutilated, Destroyed; Lost or Stolen Notes.................   19
         Section 2.09      Temporary Notes............................................   20
         Section 2.10      Cancellation of Notes Paid, etc............................   20
         Section 2.11      Payment of Interest; Interest Rights Preserved.............   21
         Section 2.12      Add On Notes...............................................   22
         Section 2.13      Additional Interest Under Registration Rights Agreement....   23

ARTICLE THREE  PARTICULAR COVENANTS OF THE COMPANY....................................   23

         Section 3.01      Payment of Principal and Interest..........................   23
         Section 3.02      Offices for Notices and Payments, etc......................   23
         Section 3.03      Provisions as to Paying Agent..............................   24
         Section 3.04      Statement as to Compliance.................................   25
         Section 3.05      Corporate Existence........................................   25

ARTICLE FOUR  REMEDIES OF THE TRUSTEE AND NOTEHOLDERS ON EVENT OF DEFAULT.............   26

         Section 4.01      Events of Default..........................................   26
         Section 4.02      Payment of Notes on Default; Suit Therefor.................   28
         Section 4.03      Application of Money Collected By Trustee..................   29
         Section 4.04      Proceedings by Noteholders.................................   30

--------------------------
* This table of contents is not part of the Indenture.

         Section 4.05      Proceedings by Trustee.........................................................  30
         Section 4.06      Remedies Cumulative and Continuing; Delay or Omission Not Waiver...............  30
         Section 4.07      Direction of Proceedings and Waiver of Defaults by Majority of Noteholders.....  31
         Section 4.08      Notice of Defaults.............................................................  31
         Section 4.09      Undertaking to Pay Costs.......................................................  32

ARTICLE FIVE  CONCERNING THE TRUSTEE......................................................................  32

         Section 5.01      Duties and Responsibilities of Trustee.........................................  32
         Section 5.02      Reliance on Documents, Opinions, etc...........................................  33
         Section 5.03      No Responsibility for Recitals, etc............................................  34
         Section 5.04      Trustee, Paying Agents or Note Registrar May Own Notes.........................  35
         Section 5.05      Money to be Held in Trust......................................................  35
         Section 5.06      Compensation and Expenses of Trustee...........................................  35
         Section 5.07      Officers' Certificate as Evidence..............................................  35
         Section 5.08      Eligibility of Trustee.........................................................  36
         Section 5.09      Resignation or Removal of Trustee..............................................  36
         Section 5.10      Acceptance by Successor Trustee................................................  37
         Section 5.11      Succession by Merger, etc......................................................  38

ARTICLE SIX  CONCERNING THE NOTEHOLDERS...................................................................  38

         Section 6.01      Action by Noteholders..........................................................  38
         Section 6.02      Proof of Execution by Noteholders..............................................  38
         Section 6.03      Who Are Deemed Absolute Owners.................................................  39
         Section 6.04      Company Owned Notes Disregarded................................................  40
         Section 6.05      Revocation of Consents; Future Holders Bound...................................  40

ARTICLE SEVEN  NOTEHOLDERS' MEETINGS......................................................................  41

         Section 7.01      Purposes of Meetings...........................................................  41
         Section 7.02      Call of Meetings by Trustee....................................................  41
         Section 7.03      Call of Meetings by Company or Noteholders.....................................  41
         Section 7.04      Qualifications for Voting......................................................  42
         Section 7.05      Regulations....................................................................  42
         Section 7.06      Quorum.........................................................................  43
         Section 7.07      Voting.........................................................................  43
         Section 7.08      No Delay of Rights by Meeting..................................................  43

ARTICLE EIGHT  SUPPLEMENTAL INDENTURES....................................................................  44

         Section 8.01      Supplemental Indentures Without Consent of Noteholders.........................  44
         Section 8.02      Supplemental Indentures with Consent of Noteholders............................  45

         Section 8.03      Compliance with Trust Indenture Act; Effect of Supplemental Indentures.........  45
         Section 8.04      Notation on Notes..............................................................  46
         Section 8.05      Evidence of Compliance of Supplemental Indenture to be Furnished Trustee.......  46

ARTICLE NINE  CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE...........................................  46

         Section 9.01      Company May Consolidate, etc., on Certain Terms................................  46
         Section 9.02      Successor Person Substituted...................................................  47

ARTICLE TEN  SATISFACTION AND DISCHARGE OF INDENTURE......................................................  47

         Section 10.01     Discharge of Indenture.........................................................  47
         Section 10.02     Deposited Money to be Held in Trust by Trustee.................................  48
         Section 10.03     Paying Agent to Repay Money Held...............................................  48
         Section 10.04     Return of Unclaimed Money......................................................  48
         Section 10.05     Discharge of Indenture as to Notes.............................................  49
         Section 10.06     Repayment to Company of Deposits Made Pursuant to Section 10.05................  50
         Section 10.07     Deposits Irrevocable...........................................................  50
         Section 10.08     Reinstatement..................................................................  50

ARTICLE ELEVEN  IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS...........................  52

         Section 11.01     Indenture and Notes Solely Corporate Obligations...............................  52

ARTICLE TWELVE  SUBORDINATION OF SECURITIES...............................................................  52

         Section 12.01     Agreement to Subordinate.......................................................  52
         Section 12.02     Obligation of the Company Unconditional........................................  53
         Section 12.03     Notice to Trustee of Facts Prohibiting Payment.................................  53
         Section 12.04     Application by Trustee of Moneys Deposited with It.............................  54
         Section 12.05     Subrogation to Rights of Holders of Senior Indebtedness........................  54
         Section 12.06     Subordination Rights Not Impaired by Acts or Omissions of Company or Holders
                             of Senior Indebtedness.......................................................  54
         Section 12.07     Authorization of Trustee to Effectuate Subordination of Notes..................  55
         Section 12.08     Right of Trustee to Hold Senior Indebtedness...................................  55
         Section 12.09     Article Twelve Not to Prevent Events of Default................................  55
         Section 12.10     Article Applicable to Paying Agents............................................  55
         Section 12.11     Reliance on Judicial Order or Certificate of Liquidating Agent.................  55
         Section 12.12     Trustee Not Fiduciary for Holders of Senior Indebtedness.......................  56
         Section 12.13     Payment Permitted If No Default................................................  56

ARTICLE THIRTEEN  MISCELLANEOUS PROVISIONS................................................................  56

         Section 13.01     Provisions Binding on Company's Successors.....................................  56

Section 13.02  Official Acts by Successor.....................................................  56
Section 13.03  Addresses for Notices; etc.....................................................  56
Section 13.04  Governing Law..................................................................  57
Section 13.05  Evidence of Compliance with Conditions Precedent...............................  57
Section 13.06  Legal Holidays.................................................................  57
Section 13.07  Trust Indenture Act to Control.................................................  58
Section 13.08  No Security Interest Created...................................................  58
Section 13.09  Benefits of Indenture..........................................................  58
Section 13.10  Payments to be Made in U.S. Dollars............................................  58
Section 13.11  Authenticating Agent...........................................................  58
Section 13.12  Table of Contents, Headings, etc...............................................  59
Section 13.13  Execution in Counterparts......................................................  59

            THIS INDENTURE, dated as of June 20, 2005, is entered into by SYNOVUS FINANCIAL CORP., a Georgia corporation (such corporation or, subject to Article Nine, its successors and assigns, the "Company"), and THE BANK OF NEW YORK TRUST COMPANY, N.A., a national banking association organized under the federal laws of the United States (such national banking association or, subject to Article Five, its successors and assigns as Trustee under this Indenture, the "Trustee").

                             RECITAL OF THE COMPANY

            The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of an unlimited amount of its 5.125% Subordinated Notes Due 2017, as provided herein, which will be issued initially in an aggregate principal amount of Four Hundred Fifty Million Dollars ($450,000,000) (together with any Exchange Notes issued therefor and any Add On Notes (or any Exchange Note issued therefor), in each case as provided herein, the "Notes"). The Company may authorize the issuance of additional Notes from time to time, which will have the same terms and will be the same series as the Notes initially issued pursuant to this Indenture.

            For and in consideration of the premises and the purchase of the Notes by the holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all holders of the Notes, as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

SECTION 1.01 DEFINITIONS

            The terms defined in this Section 1.01 (except to the extent the application of such definitions is expressly limited to certain instances, and except as otherwise expressly provided in this Indenture or unless the context otherwise requires) for all purposes of this Indenture will have the respective meanings specified in this Section 1.01. Except as otherwise expressly provided in this Indenture or unless the context otherwise requires, all other terms used in this Indenture that are defined in the Trust Indenture Act or that the Trust Indenture Act defines by reference to the Securities Act of 1933 or by Commission rule under the Trust Indenture Act will have the meanings assigned to such terms in the Trust Indenture Act, in such rule thereunder or in such Securities Act as in force at the date of the execution of this Indenture.

            "Add On Notes" has the meaning specified in Section 2.12.

            "Agent Member" has the meaning specified in Section 2.05(b).

            "Authenticating Agent" (i) means any Person appointed by the Trustee pursuant to Section 13.11 to act on behalf of the Trustee to authenticate Notes, and (ii) initially means the Trustee.

            "Bankruptcy Event of Default" has the meaning specified in Section 4.01.

            "Board of Directors" means the board of directors of the Company or, with respect to any matter, any committee of the Board of Directors duly authorized to act for the Board of Directors with respect to such matter.

            "Business Day" means any day other than a Saturday or Sunday that is neither a legal holiday nor a day on which banking institutions are authorized or obligated by law or regulation to close in The City of New York or the city in which the Corporate Trust Office is located.

            "Cede" has the meaning specified in Section 2.01(e).

            "Clearstream Luxembourg" has the meaning specified in Section
2.01(e).

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this Indenture the Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

            "Company" means the corporation identified as the Company in the first paragraph of this Indenture until a successor Person shall succeed to and be substituted for the Company pursuant to the provisions of Article Nine, and thereafter shall mean such successor Person.

            "Company Order" means a written request or order signed in the name of the Company by its Chief Executive Officer, any Vice Chairman, its President, any of its Executive Vice Presidents or any of its Senior Vice Presidents, its Secretary or any Assistant Secretary, or its General Counsel and delivered to the Trustee.

            "Corporate Trust Office" or any other similar term means the office of the Trustee at which at any particular time this Indenture shall be administered, which office, at the date of this instrument, is located at Towermarc Plaza, 2nd Floor, 10161 Centurion Parkway, Jacksonville, Florida 32256, Attention: Corporate Trust Department.

            "Defaulted Interest" has the meaning specified in Section 2.11.

            "Definitive Note" has the meaning specified in Section 2.05(c).

            "Depositary", with respect to the Notes issued in the form of one or more Global Notes, means the Depository Trust Company, New York, New York, until a successor Depositary shall have been appointed pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" means or includes each person who is then a Depositary hereunder.

            "Distribution Compliance Period" has the meaning specified in
Section 2.01(e).

            "Euroclear" has the meaning specified in Section 2.01(e).

            "Event of Default" means any event specified in Section 4.01, continued for the period of time, if any, and after the giving of the notice, if any, designated in Section 4.01.

            "Exchange Note" means any Note issued in a Registered Exchange Offer in exchange for a like principal amount of Notes originally issued pursuant to an exemption from registration under the Securities Act, and replacement Notes issued therefor in accordance with this Indenture and containing terms substantially identical to the Initial Notes or any Add On Notes, if applicable (except that (i) such Exchange Notes will be registered under the Securities Act and will not be subject to transfer restrictions or bear the legends set forth in Sections 2.06(b) and (c), and (ii) the provisions relating to additional interest set forth in Section 2.13 will be eliminated).

            "Global Note" means any Note issued in fully-registered certificated form to the Depositary (or its nominee), as depositary for the beneficial owners thereof, which shall be substantially in the form of Appendix A, with appropriate legends as specified in Section 2.06 and Appendix A.

            "Indenture" means this instrument as originally executed or, if amended or supplemented as provided in this Indenture, as so amended or supplemented.

            "Initial Purchasers" means Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. or with respect to any Add On Notes, the initial purchasers (or, if applicable, underwriters) of such Add On Notes.

            "Interest Payment Date", when used with respect to any Note, means each June 15 and December 15, beginning December 15, 2005, when interest on the Notes is payable.

            "Issue Date" means June 20, 2005.

            "Issue Date Notes" means the $450,000,000 aggregate principal amount of Notes originally issued on the Issue Date in accordance with this Indenture, and any replacement Notes issued therefor.

            "Issue Date Registration Rights Agreement" means the Registration Rights Agreement, dated as of June 20, 2005, between the Company and the Initial Purchasers.

            "Maturity Date" means June 15, 2017.

            "Non-U.S. Beneficial Ownership Certification" has the meaning specified in Section 2.01(e).

            "Note" or "Notes" has the meaning stated in the recital of this Indenture and means any Note or Notes, as the case may be, authenticated and delivered pursuant to this Indenture.

            "Note Custodian" means the custodian with respect to any Global Note appointed by the Depositary or any successor Person thereto, and shall initially be the Trustee.

            "Note Register" has the meaning specified in Section 2.03(a).

            "Note Registrar" has the meaning specified in Section 2.03(a).

            "Noteholder", "holder of Notes", "holder" or other similar term means any Person in whose name at the time a particular Note is registered on the Note Register.

            "Officers' Certificate", when used with respect to the Company, means a certificate signed by the Chief Executive Officer, any Vice Chairman, the President, any of the Executive Vice Presidents or any of the Senior Vice Presidents, the Secretary or any Assistant Secretary, or the General Counsel. Except as otherwise provided in this Indenture, each such certificate shall include the statements provided for in Section 13.05.

            "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, and who shall be acceptable to the Trustee. Except as otherwise provided in this Indenture, each such opinion shall include the statements provided for in Section 13.05.

            "outstanding", when used with reference to Notes, subject to the provisions of Section 6.04, means, as of any particular time, all Notes authenticated and delivered by the Trustee pursuant to this Indenture except:

            (a) such Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

            (b) such Notes, or portions thereof, for the payment of which money in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent); and

            (c) Notes in lieu of or in substitution for which other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.08, except to the extent that a bona fide holder in due course of any such Notes shall have presented proof satisfactory to the Trustee that such holder is a bona fide holder in due course of any such Notes.

            "Paying Agent" means any Person authorized by the Company to pay the principal of and any premium or interest on the Notes on behalf of the Company.

            "Person" means a corporation, an association, a partnership, a limited liability company, a joint venture, an organization, a trust, an individual, a government or a political subdivision thereof or a governmental agency.

            "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt that was evidenced by such particular Note, and, for the purposes of this definition, any Note authenticated and delivered under Section 2.08 in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

            "Private Placement Legend" has the meaning specified in Section 2.06(b).

            "Ranking Junior to the Notes", when used with respect to any obligation of the Company, means any obligation of the Company which (a) ranks junior to and not equally with or prior to the Notes in right of payment upon the happening of any event of the kind specified in the first sentence of the first paragraph of Section 12.01, and (b) is specifically designated as ranking junior to the Notes by express provisions in the instrument creating or evidencing such obligation.

            "Ranking on a Parity with the Notes", when used with respect to any obligation of the Company, means any obligation of the Company which (a) ranks equally with and not prior to the Notes in right of payment upon the happening of any event of the kind specified in the first sentence of the first paragraph of Section 12.01, and (b) is specifically designated as ranking on a parity with the Notes by express provision in the instrument creating or evidencing such obligation. The securing of any obligations of the Company, otherwise Ranking on a Parity with the Notes or Ranking Junior to the Notes, is not deemed to prevent such obligations from constituting obligations Ranking on a Parity with the Notes or Ranking Junior to the Notes.

            "Registered Exchange Offer" means an exchange offer by the Company registered under the Securities Act pursuant to which Notes originally issued pursuant to an exemption from registration under the Securities Act are exchanged for Notes of like principal amount not bearing the Private Placement Legend.

            "Registration Rights Agreement" means any registration rights agreement between the Company and one or more investment banks acting as initial purchasers in connection with any issuance of Notes under this Indenture, including the Issue Date Registration Rights Agreement.

            "Registration Statement" means an effective shelf registration statement under the Securities Act that registers the resale by holders (and beneficial owners) of Notes (or beneficial interests therein) originally issued pursuant to an exemption from registration under the Securities Act.

            "Regular Record Date", with respect to the interest payable on any Interest Payment Date, whether or not a Business Day, on the Notes, means the June 1 or December 1, as the case may be, immediately preceding an Interest Payment Date.

            "Regulation S" has the meaning specified in Section 2.01(e).

            "Regulation S Global Note" has the meaning specified in Section 2.01(e).

            "Regulation S Permanent Global Note" has the meaning specified in
Section 2.01(e).

            "Regulation S Temporary Global Note" has the meaning specified in
Section 2.01(e).

            "Responsible Officer", when used with respect to the Trustee, means
(i) the Chairman or Vice Chairman of its board of directors, (ii) the Chairman or Vice Chairman of the executive committee of the board of directors or the President, (iii) any Vice President, any senior trust officer, any trust officer, any assistant trust officer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be the above-named officers and in each case who is assigned to the corporate trust department of the Trustee and (iv) any employee of the Trustee to whom any corporate trust matter with respect to this Indenture is referred because of such officer's knowledge of and familiarity with the particular subject.

            "Rule 144A" has the meaning specified in Section 2.01(d).

            "Rule 144A Global Note" has the meaning specified in Section
2.01(d).

            "Securities Act" has the meaning specified in Section 2.01(d).

            "Senior Indebtedness" means the following, whether now outstanding or subsequently created, assumed or incurred: (1) all indebtedness of the Company for money borrowed, including any obligation of, or any obligation guaranteed by, the Company, for the repayment of borrowed money, whether or not evidenced by bonds, debentures, securities, notes or other written instruments;
(2) any deferred obligation of the Company for the payment of the purchase price of property or assets acquired other than in the ordinary course of business;
(3) all obligations, contingent or otherwise, of the Company in respect of any letters of credit, bankers acceptances, security purchase facilities and similar transactions; (4) all capital lease obligations of the Company; (5) all obligations of the Company in respect of interest rate swap, cap or other agreements, interest rate future or option contracts, currency swap agreements, currency future or option contacts, commodity contracts and other similar agreements; (6) all obligations of the type referred to in clauses (1) through
(5) of other Persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise; provided, however, that "senior indebtedness" does not include (a) the Notes issued under this Indenture, (b) any obligation Ranking on a Parity with the Notes, or (c) any obligation Ranking Junior to the Notes.

            "Special Record Date" has the meaning specified in Section 2.11.

            "Stated Maturity", when used with respect to any Note or any installment of principal thereof, premium, if any, or interest thereon, means the date specified in such Note as the fixed date on which the principal of such Note, premium, if any, or such installment of interest is due and payable.

            "Subsidiary" means any Person of which a majority of the aggregate voting power of the outstanding Voting Stock at the time shall be owned by the Company or by the Company and one or more Subsidiaries or by one or more Subsidiaries.

            "Trust Indenture Act" means the Trust Indenture Act of 1939 as it was in force at the date of execution of this Indenture, except as provided in
Section 8.03; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

            "Trustee" means the Person identified as the Trustee in the first paragraph of this Indenture until a successor shall succeed to the trusts created by this Indenture pursuant to the provision of Article Five, and thereafter shall mean such successor.

            "United States" means the United States of America (including the District of Columbia) and its possessions.

            "U.S. Government Obligations" has the meaning specified in Section 10.05(b).

            "Vice President", when used with respect to the Company or the Trustee, means any such officer whether or not designated by a number or a word or words added before or after such title.

            "Voting Stock" of a Person means stock or any other form of equity or voting interest of the class or classes having general voting power in an election of the board of directors, managing partners, managers or trustees of such Person (irrespective of whether, at the time, stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

                                   ARTICLE TWO

       ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

SECTION 2.01 FORM AND DATING

            (a) The Issue Date Notes are being originally offered and sold by the Company pursuant to a Purchase Agreement dated June 15, 2005 between the Company and the Initial Purchasers. The Notes will be issued in fully-registered certificated form without coupons, and in denominations of $1,000 and any integral multiple thereof. The Notes and the Trustee's certificate of authentication shall be substantially in the form of Appendix A.

            (b) The terms and provisions of the Notes, the form of which is in Appendix A and Appendix B, as applicable, shall constitute, and are hereby expressly made, a part of this Indenture, and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture expressly agree to such terms and provisions and to be bound thereby. Except as otherwise expressly permitted in this Indenture, all Notes shall be identical in all respects. Notwithstanding any differences among them, all Notes issued under this Indenture shall vote and consent together on all matters as one class.

            (c) The Notes may have notations, legends or endorsements as specified in Section 2.06 or as otherwise required by law, stock exchange rule or the Depositary's rules or usage. The Company and the Trustee shall approve the form of the Notes and any notation, legend or endorsement on them. Each Note shall be dated the date of its authentication.

            (d) Notes initially offered and sold to qualified institutional buyers (as defined in Rule 144A ("Rule 144A") under the United States Securities Act of 1933, as amended (the "Securities Act")) in the United States in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A must be issued in the form of one or more permanent Global Notes (each, a "Rule 144A Global Note").

            (e) Notes originally offered and sold outside the United States in reliance on Regulation S ("Regulation S") under the Securities Act must be issued in the form of one or more temporary Global Notes (each, a "Regulation S Temporary Global Note"). Each such Global Note must be duly executed by the Company, authenticated by the Trustee in the manner set forth in Section 2.02 hereof, deposited with the Trustee, as Note Custodian, and registered in the name of Cede & Co. ("Cede"), as nominee of the Depositary, for credit to the respective accounts of the participants of the Depositary acting as depositaries for Euroclear Bank S.A./N.V. ("Euroclear") or Clearstream Banking, societe anonyme ("Clearstream Luxembourg"), or such other accounts as the Initial Purchasers may direct. An interest in a Regulation S Temporary Global Note will be exchangeable for an interest in a permanent Global Note (a "Regulation S Permanent Global Note," and together with the Regulation S Temporary Global Note, a "Regulation S Global Note") on or after the expiration of the Distribution Compliance Period upon the receipt by the Note Registrar of a certificate in the form of Appendix C-1 (a "Non-U.S. Beneficial Ownership Certification") to the effect that Euroclear or Clearstream Luxembourg, as applicable, has received a certificate in the form of Appendix C-2, from the holder of a beneficial interest in such Regulation S Temporary Global Note (or its agent) in the principal amount to be exchanged. Upon receipt by the Note Registrar of a Non-U.S. Beneficial Ownership Certification, (i) with respect to the first such Non-U.S. Beneficial Ownership Certification, the Company will execute, and upon Company Order the Trustee will authenticate and deliver to the Note Custodian, one or more Regulation S Permanent Global Notes and (ii) with respect to the first and each subsequent Non-U.S. Beneficial Ownership Certification, the Note Registrar and the Note Custodian shall exchange the interest in the Regulation S Temporary Global Note covered by such Non-U.S. Beneficial Ownership Certification for an interest of equal principal amount in a Regulation S Permanent Global Note. Upon any exchange of an interest in a Regulation S Temporary Global Note for a comparable interest in the Regulation S Permanent Global Note, the Note Registrar shall decrease the Regulation S Temporary Global Note and increase the Regulation S Permanent Global Note, in each case in an amount equal to the principal amount of Notes covered by the applicable Non-U.S. Beneficial Ownership Certification.

            As used in this Agreement, the term "Distribution Compliance Period" means the period of 40 consecutive days beginning on and including the later of
(i) the day on which the

Notes are first offered by the Initial Purchasers for the Notes to Persons other than distributors (as defined in Regulation S) in reliance on Regulation S and
(ii) the day on which the closing for the offering of the Notes occurs.

SECTION 2.02 EXECUTION AND AUTHENTICATION

            (a) The Notes shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its Chief Executive Officer, any Vice Chairman, President, any Executive Vice President, any Senior Vice President, its Secretary, its Assistant Secretary or the General Counsel and attested by its Secretary or an Assistant Secretary, under its corporate seal (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise).

            (b) No Note shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose unless such Note bears thereon a certificate of authentication substantially in the form set forth in Appendix A validly executed by the authorized signatory of the Trustee or the Authenticating Agent, if a Person other than the Trustee. Such certificate by the Trustee upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered under this Indenture.

            The Trustee shall have the right to decline to authenticate and deliver any Notes under this Section 2.02 if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee or a trust committee of directors or trustees or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing holders.

            (c) In case any officer of the Company whose manual or facsimile signature appears on any of the Notes shall cease to be such officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the person whose manual or facsimile signature appears on such Notes had not ceased to be such officer of the Company; and any Note may bear the manual or facsimile signature on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

            (d) At any time and from time to time after the execution and delivery of this Indenture, the Trustee shall authenticate and make available for delivery Notes upon a Company Order specifying the principal amount of the Notes to be authenticated and the date on which the original issue of Notes is to be authenticated. The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is unlimited.

            (e) The Trustee may appoint an Authenticating Agent pursuant to
Section 13.11 hereof to authenticate the Notes. Unless limited by the terms of such appointment, any such Authenticating Agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by the Authenticating Agent.

            (f) In case a successor Person has executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Notes authenticated or delivered prior to such transaction may, from time to time, at the request of the successor Person, be exchanged for other Notes executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise identical to the Notes surrendered for such exchange and of like principal amount; and the Trustee, upon Company Order of the successor Person, shall authenticate and deliver Notes as specified in such order for the purpose of such exchange. If Notes shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section 2.02 in exchange or substitution for or upon registration of transfer of any Notes, such successor Person, at the option of the holders but without expense to them, shall provide for the exchange of all Notes at the time outstanding for Notes authenticated and delivered in such new name.

SECTION 2.03 NOTE REGISTRAR

            (a) The Company shall keep, at the office or agency to be maintained by the Company in accordance with the provisions of Section 3.02 a register or registers (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for registration of Notes and registration of transfer of Notes as provided in Article Two. The Note Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the Note Register shall be open for inspection by the Trustee. Upon due presentment for registration of transfer of any Note at such office or agency, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Note or Notes for an equal aggregate principal amount. The Company hereby initially appoints the Trustee, at its Corporate Trust Office, as Note Registrar ("Note Registrar"), until such time as another Person is appointed as such.

            (b) The Company shall enter into an appropriate agency agreement with any Note Registrar not a party to this Indenture, which shall incorporate the terms of the Trust Indenture Act. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of each such agent. If the Company fails to maintain a Note Registrar, the Trustee shall act as such and shall be entitled to appropriate compensation therefore pursuant to Section 5.06. The Company may act as Note Registrar, until such time as another Person is appointed as such.

SECTION 2.04 HOLDER LISTS

            The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of holders. If the Trustee is not the Note Registrar, or to the extent otherwise required under the Trust Indenture Act, the Company shall furnish to the Trustee, in writing at least seven Business Days before each Interest Payment

Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of holders.

SECTION 2.05 GLOBAL NOTE PROVISIONS

            (a) Each Global Note initially shall: (i) be duly executed by the Company in the manner set forth in Section 2.02, (ii) be authenticated by the Trustee in the manner set forth in Section 2.02 hereof, (iii) be deposited with the Trustee, at its Corporate Trust Office, as Note Custodian, (iv) be registered in the name of Cede, as nominee of the Depositary, for credit to the respective accounts of the Initial Purchasers for the Notes at the Depositary or such other accounts as they may direct and (v) bear the appropriate legend(s), as provided in Section 2.06 and set forth in Appendix A. The aggregate principal amount of each Global Note may from time be increased or decreased by adjustments made on the records of the Trustee, as Note Custodian, or the Depositary, or its nominee, as the case may be, as hereinafter provided.

            (b) Neither any members of, or participants in, the Depositary ("Agent Members"), nor any other person on whose behalf Agent Members may act (including Euroclear and Clearstream Luxembourg and participants and account holders therein), have any rights under this Agreement with respect to any Global Note held on their behalf by the Depositary or any nominee thereof, or under any such Global Note, and the Depositary or such nominee may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing in this Agreement prevents the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee or impair, as between the Depositary, its Agent Members and any other person on whose behalf the Agent Member may act, the operation of customary practices governing the exercise of the rights of a holder of an interest in any Note.

            (c) Except as provided in Section 2.07(c) below, owners of beneficial interests in Global Notes will not be entitled to receive certificated Notes in registered form without interest coupons (the "Definitive Notes"). In connection with the exchange of an entire Global Note for Definitive Notes pursuant to Section 2.07(c), such Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and upon Company Order the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations. The Definitive Notes shall be substantially of the tenor and purport as set forth in Appendix B and having such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or to conform to usage or as may be determined consistently herewith by the officers executing such Notes, as evidenced by their execution. The Definitive Notes shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange, all as may be determined by the officers executing the Notes.

SECTION 2.06 LEGENDS

            (a) Each Global Note shall bear the legend specified therefor in Appendix A on the face thereof.

            (b) Each Regulation S Temporary Global Note and Rule 144A Global Note shall bear the private placement legend specified therefor in Appendix A on the face thereof (together with, if applicable, paragraph (a) of this Section 2.06, the "Private Placement Legend").

            (c) Each Regulation S Temporary Global Note shall also bear the additional legend specified therefor in Appendix A on the face thereof.

SECTION 2.07 EXCHANGE AND REGISTRATION OF TRANSFER OF NOTES

            (a) Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations. Notes to be exchanged shall be surrendered at the office or agency to be maintained by the Company pursuant to
Section 3.02, and the Company shall execute and cause to be registered, and the Trustee shall authenticate and deliver in exchange therefor, the Note or Notes which the Noteholder making the exchange shall be entitled to receive.

            (b) Notwithstanding any provision to the contrary herein, so long as a Global Note remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Note or a beneficial interest therein, in whole or in part, shall be made only in accordance with this Section 2.07(b) as follows:

                  (i) TRANSFERS OF GLOBAL NOTES IN WHOLE. Subject to clauses
      (ii) through (iv) of this Section 2.07(b) and Section 2.07(c) herein, transfers of a Global Note shall be limited to transfers of such Global
      Note in whole, but not in part, to the Depositary or to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

                  (ii) TRANSFER OR EXCHANGE FROM RULE 144A GLOBAL NOTE TO REGULATION S TEMPORARY GLOBAL NOTE. If a holder of a beneficial interest in the Rule 144A Global Note deposited with the Depositary wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Regulation S Temporary Global Note, or to transfer its interest in such Rule 144A Global Note to a person who wishes to take delivery thereof in the form of an interest in the Regulation S Temporary Global Note, such holder may, subject to the rules and procedures of the Depositary as in effect from time to time, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Regulation S Temporary Global Note in accordance with this Section 2.07(b)(ii). Upon receipt by the Trustee, as transfer agent, of (A) instructions given in accordance with the Depositary's procedures from an Agent Member directing the Trustee to debit or to cause to be debited a beneficial interest in the Rule 144A Global Note in a specified principal amount from such Agent Member's account and to credit or cause to be credited a beneficial interest of an equivalent principal amount in the Regulation S Temporary Global Note to another specified Agent

      Member's account, (B) an order given by the holder of such beneficial interest in the Rule 144A Global Note in accordance with the Depositary's procedures containing information regarding the Euroclear or Clearstream Luxembourg account to be credited with such increase and the name of such account, and (C) a certificate in the form of Appendix D hereto given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Notes and that such transfer or exchange has been made pursuant to and in accordance with Regulation S, the Trustee, as Note Custodian, shall instruct the Depositary to reduce the Rule 144A Global Note by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note to be so exchanged or transferred and the Trustee, as transfer agent, shall instruct the Depositary concurrently with such reduction, to increase the principal amount of the Regulation S Temporary Global Note by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions (who shall be an agent member of Euroclear or Clearstream Luxembourg, or both) a beneficial interest in the Regulation S Temporary Global Note equal to the reduction in the principal amount of the Rule 144A Global Note.

                  (iii) TRANSFER OR EXCHANGE FROM RULE 144A GLOBAL NOTE TO REGULATION S PERMANENT GLOBAL NOTE. If a holder of a beneficial interest in the Rule 144A Global Note deposited with the Depositary wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Regulation S Permanent Global Note, or to transfer its interest in such Rule 144A Global Note to a person who wishes to take delivery thereof in the form of an interest in the Regulation S Permanent Global Note, such holder may, subject to the rules and procedures of the Depositary, as in effect from time to time, exchange or transfer, or cause the exchange or transfer, of such interest for an equivalent beneficial interest in the Regulation S Permanent Global Note in accordance with this
      Section 2.07(b)(iii). Upon receipt by the Trustee, as transfer agent, of
      (A) instructions given in accordance with the Depositary's procedures from an Agent Member directing the Trustee to debit or to cause to be debited a beneficial interest in the Rule 144A Global Note in a specified principal amount from such Agent Member's account and to credit or cause to be credited a beneficial interest of an equivalent principal amount in the Regulation S Permanent Global Note, (B) an order given by the holder of such beneficial interest in accordance with the Depositary's procedures containing information regarding the Euroclear or Clearstream Luxembourg account or participant account of the Depositary to be credited with such increase, (C) a certificate in the form of Appendix E hereto given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Notes and (1) that such transfer or exchange has been made pursuant to and in accordance with Regulation S or
      (2) that the Note being exchanged or transferred is not a "restricted security" as defined in Rule 144 under the Securities Act, the Trustee, as transfer agent, shall instruct the Depositary to reduce the Rule 144A Global Note by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note to be so exchanged or transferred and the Trustee, as transfer agent, shall instruct the Depositary, concurrently with such reduction, to increase the principal amount of the Regulation S Permanent Global Note by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Regulation S Permanent Global Note equal to the reduction in the principal amount of the Rule 144A Global Note.

                  (iv) TRANSFER OR EXCHANGE FROM REGULATION S TEMPORARY GLOBAL NOTE OR REGULATION S PERMANENT GLOBAL NOTE TO RULE 144A GLOBAL NOTE. If a holder of a beneficial interest in the Regulation S Temporary Global Note or the Regulation S Permanent Global Note deposited with the Depositary wishes at any time to exchange its interest in such Regulation S Temporary Global Note or Regulation S Permanent Global Note for an interest in the Rule 144A Global Note, or to transfer its interest in such Regulation S Temporary Global Note or Regulation S Permanent Global Note to a person who wishes to take delivery thereof in the form of an interest in the Rule 144A Global Note, such holder may, subject to the rules and procedures of Euroclear or Clearstream Luxembourg and the Depositary, as the case may be, as in effect from time to time, exchange or transfer, or cause the exchange or transfer, of such interest for an equivalent beneficial interest in the Rule 144A Global Note in accordance with this Section 2.07(b)(iv). Upon receipt by the Trustee, as transfer agent, of (A) instructions from Euroclear or Clearstream Luxembourg or an Agent Member, as the case may be, directing the Trustee, as transfer agent, to debit or to be caused to be debited a beneficial interest in the Regulation S Temporary Global Note or the Regulation S Permanent Global Note, as the case may be, in a specified principal amount from such Agent Member's account and to credit or cause to be credited a beneficial interest of an equivalent principal amount in the Rule 144A Global Note to another Agent Member's account, such instructions to contain information regarding the Agent Member's account with the Depositary to be credited with such increase, and, with respect to an exchange or transfer of an interest in the Regulation S Permanent Global Note, information regarding the Agent Member's account with the Depositary to be debited with such decrease, and
      (B) with respect to an exchange or transfer of an interest in the Regulation S Temporary Global Note or the Regulation S Permanent Global Note for an interest in the Rule 144A Global Note, a certificate in the form of Appendix F hereto given by the holder of such beneficial interest and stating that the person transferring such interest in the Regulation S Temporary Global Note or the Regulation S Permanent Global Note, as the case may be, reasonably believes that the person acquiring such interest in the Rule 144A Global Note is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A under the Securities Act, the Trustee, as Note Custodian, shall instruct the Depositary to reduce the Regulation S Temporary Global Note or the Regulation S Permanent Global Note, as the case may be, by the aggregate principal amount of the beneficial interest in the Regulation S Temporary Global Note or the Regulation S Permanent Global Note to be exchanged or transferred, and the Trustee, as transfer agent, shall instruct the Depositary, concurrently with such reduction, to increase the principal amount of the Rule 144A Global Note by the aggregate principal amount of the beneficial interest in the Regulation S Temporary Global Note or the Regulation S Permanent Global Note, as the case may be, to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Rule 144A Global Note equal to the reduction in the principal amount of the Regulation S Temporary Global Note or the Regulation S Permanent Global Note, as the case may be.

                  (v) No certification is required in connection with any transfer or exchange of any Note (or beneficial interest therein) except in the case of the transfers described in subparagraphs (i) through (iv) of paragraph (d) of this Section 2.07.

            (c)   TRANSFER OR EXCHANGE OF NOTES FOR DEFINITIVE NOTES

                  (i) In the event that a Global Note is exchanged for Definitive Notes pursuant to this Section 2.07(c), such Definitive Notes may be exchanged or transferred only in accordance with such procedures as are substantially consistent, as if applicable, with the provisions of clauses 2.07(b)(ii) through (iv) above (including the certification requirements intended to ensure that such exchanges or transfers comply with Rule 144A or Regulation S under the Securities Act, as the case may
      be) and as may be from time to time adopted by the Company and the Trustee. Definitive Notes issued in exchange for interests in the Rule 144A Global Note will bear the Private Placement Legend, and the Company will be entitled to request satisfactory evidence of compliance by the holder with the terms of the Private Placement Legend prior to effecting registration of a transfer, exchange or replacement of such Definitive Notes.

                  (ii) Interests in a Global Note deposited with the Depositary pursuant to Section 2.05 hereto may be transferred to the beneficial owners thereof in the form of Definitive Notes only if:

                        (x) such transfer complies with Section 2.07(b) and the
            Depositary notifies the Company that it is unwilling or unable to continue as depositary for such Global Note or if at any time the Depositary ceases to be a "clearing agency" registered under the United States Securities Exchange Act of 1934, as amended, and a successor depositary so registered is not appointed by the Company within 90 days of such notice. In such event, the Company will execute, and the Trustee, upon receipt of a Company Order for authentication and delivery of Definitive Notes, will authenticate and deliver Definitive Notes only in fully registered form without coupons in authorized denominations in an aggregate principal amount equal to the aggregate principal amount of the Global Notes,

                        (y) the Company at any time and in its sole discretion
            determines not to have any of the Notes held in the form of Global Notes and executes and delivers to the Trustee and Note Registrar an Officers' Certificate stating that such Global Note shall be so transferred; provided that in no event shall the Regulation S Temporary Global Note be exchanged for Definitive Notes prior to the expiration of the Distribution Compliance Period, or

                        (z) an Event of Default has occurred and is continuing
            and the Note Registrar has received a request from the Depositary.

                  (iii) If interests in any Global Note are to be transferred to the beneficial owners thereof in the form of Definitive Notes pursuant to this Section 2.07(c), such Global Note must be surrendered by the Depositary to the Note Registrar to be so transferred, without charge, and the Trustee, upon receipt of a Company Order for the authentication and delivery of Definitive Notes, shall authenticate and deliver Definite Notes only in registered form without coupons, in authorized denominations, in an aggregate principal amount equal to the aggregate principal amount of the Global Notes. The Company must deliver such Definitive Notes in a sufficient quantity to the Trustee no later than 30 days after the first date on which interests in a Global Note are to be made available in definitive form pursuant to Section 2.07(c)(ii)(x). The Definitive Notes transferred pursuant to this Section 2.07(c) must be registered in such names as the Depositary will direct in writing. The Trustee will have not more than 30 days from the date of its receipt of Definitive Notes and registration information to authenticate and deliver such Definitive Notes. Any Definitive Notes delivered in exchange for an interest in a Rule 144A Global Note shall bear the legend regarding transfer restrictions applicable to the Rule 144A Global Note set forth on the form of Global Note attached as Appendix A hereto. In no event will the Trustee be liable for the costs and expenses of printing, preparing or delivering any Definitive Notes.

                  (iv) Subject to Section 2.07(c)(i), the holder of any Definitive Note may transfer the same in whole or in part in an authorized denomination by surrendering at the office of the Note Registrar or at the office of any other transfer agent that may be appointed by the Company such Definitive Note with the form of transfer thereon duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar or any such transfer agent, as the case may be, duly executed by, the holder thereof or his attorney-in-fact duly authorized in writing. In exchange for any Definitive Notes properly presented for transfer, the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered at the office of the Note Registrar or at the office of any transfer agent, as the case may be, to the transferee, or send by mail (at the risk of the transferee) to such address as the transferee may request, Definitive Notes registered in the name of such transferee, for the same aggregate principal amount as was transferred. In the case of the transfer of any Definitive Notes in part, the Trustee shall also promptly authenticate and deliver or cause to be authenticated and delivered at the office of the Note Registrar or at the office of any transfer agent, as the case may be, to the transferor or send by mail (at the risk of the transferor) to such address as the transferor may request, Definitive Notes registered in the name of the transferor, for the aggregate principal amount that was not transferred. No transfer of any Definitive Notes may be made unless the request for such transfer is made by the registered holder or by a duly authorized attorney-in-fact of such holder at the office of the Note Registrar or at the office of any other transfer agent that may be appointed by the Company.

                  (v) At the option of the holder on request confirmed in writing and subject to applicable laws and regulations and to the terms set forth in the Definitive Note (which shall be substantially in the form of Appendix B attached hereto), Definitive Notes may be exchanged for Definitive Notes of any authorized denominations and of equal aggregate principal amount, upon surrender of the Definitive Notes to be exchanged at the office of the Note Registrar or at the office of a transfer agent. Whenever any Definitive Note is so surrendered for exchange, together with a written request for exchange, the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered at the office of any transfer agent, as the case may be, Definitive Notes which the holder making the exchange is entitled to receive.

            (d) USE AND REMOVAL OF PRIVATE PLACEMENT LEGENDS. Upon the transfer, exchange or replacement of Notes (or beneficial interests in a Global Note) not bearing (or not required to bear upon such transfer, exchange or replacement) a Private Placement Legend, the Trustee, as Note Registrar and Note Custodian, shall exchange such Notes (or beneficial interests) for beneficial interests in a Global Note (or Definitive Notes if they have been issued pursuant to Section 2.07(c)) that does not bear a Private Placement Legend. Upon the transfer, exchange or replacement of Notes (or beneficial interests in a Global Note) bearing a Private Placement Legend, the Trustee, as Note Registrar and Note Custodian, shall deliver only Notes (or beneficial interests in a Global Note) that bear a Private Placement Legend unless:

                  (i) such Notes (or beneficial interests) are exchanged in a Registered Exchange Offer;

                  (ii) such Notes (or beneficial interests) are transferred pursuant to a Registration Statement;

                  (iii) such Notes (or beneficial interests) are transferred pursuant to Rule 144 upon delivery to the Note Registrar of a certificate of the transferor in the form of Appendix G and an Opinion of Counsel reasonably satisfactory to the Note Registrar to the effect that neither the Private Placement Legend nor the related restrictions on transfer are required to maintain compliance with the provisions of the Securities Act; or

                  (iv) in connection with such transfer, exchange or replacement the Note Registrar shall have received an Opinion of Counsel and other evidence reasonably satisfactory to it to the effect that neither such Private Placement Legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

            (e) CONSOLIDATION OF GLOBAL NOTES AND EXCHANGE OF DEFINITIVE NOTES FOR BENEFICIAL INTERESTS IN GLOBAL NOTES

                  (i) If a Global Note not bearing a Private Placement Legend (other than a Regulation S Global Note) is outstanding at the time of a Registered Exchange Offer, any interests in a Global Note exchanged in such Registered Exchange Offer shall be exchanged for interests in such outstanding Global Note.

                  (ii) Upon the transfer or exchange (including pursuant to a Registered Exchange Offer) of any Definitive Note for which a Private Placement Legend would not be required pursuant to Section 2.07(d) following such transfer or exchange, such Definitive Note shall be exchanged for an interest in a Global Note (other than a Regulation S Global Note) not bearing a Private Placement Legend and, if no such Global
      Note is outstanding at such time, the Company shall execute and upon Company Order the Trustee shall authenticate a Global Note not bearing a Private Placement Legend.

                  (iii) Nothing in this Indenture shall provide for the consolidation of any Notes with any other Notes to the extent that they constitute, as determined pursuant to an Opinion of Counsel, different classes of securities for U.S. federal income tax purposes.

            (f) EXECUTION, AUTHENTICATION OF NOTES, ETC.; NOTES ISSUED UPON REGISTERED EXCHANGE OFFER

                  (i) All Notes surrendered for registration of transfer or exchange shall be delivered to the Note Registrar. The Note Registrar shall cancel and destroy all such Notes surrendered for registration of transfer or exchange and shall promptly deliver a certificate of destruction, stating the serial numbers, U.S. dollar value and total number of all Notes destroyed hereunder, to the Company.

                  (ii) Subject to the other provisions of this Section 2.07, when Notes are presented to the Note Registrar with a request to register the transfer of such Notes or to exchange such Notes for an equal principal amount of Notes of other authorized denominations, the Note Registrar shall register the transfer or make the exchange as requested if its requirements for such transaction are met; provided that any Notes presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar, duly executed by the holder thereof or his attorney duly authorized in writing. To permit registrations of transfers and exchanges and subject to the other terms and conditions of this Article Two, the Company will execute and upon Company Order the Trustee will authenticate Definitive Notes and Global Notes at the Note Registrar's request.

                  (iii) No service charge shall be made for any exchange or registration of transfer of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such exchange or registration of transfer.

                  (iv) Upon the occurrence of a Registered Exchange Offer in accordance with any Registration Rights Agreement (including the Issue Date Registration Rights Agreement), the Company shall issue and, upon receipt of a Company Order in accordance with Section 2.02, the Trustee shall authenticate one or more unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Rule 144A Global Notes and Regulation S

      Global Notes tendered for acceptance by Persons that certify in the applicable letters of transmittal that (x) they are not broker-dealers holding unsold allotment Notes, (y) they are not participating in a distribution of the Exchange Notes and (z) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Rule 144A Global Notes and Regulation S Global Notes to be reduced accordingly.

            (g)   NO OBLIGATION OF THE TRUSTEE

                  (i) The Trustee shall have no responsibility or obligation to any beneficial owner of an interest in a Global Note, a member of, or a participant in, the Depositary or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount or delivery of any Notes (or other security or property) under or with respect to such Notes. All notices and communications to be given to the holders and all payments to be made to holders in respect of the Notes shall be given or made only to or upon the order of the registered holders (which shall be the Depositary or its nominee in the case of a Global
      Note). The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

                  (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among the Depositary participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 2.08 MUTILATED, DESTROYED; LOST OR STOLEN NOTES

            (a) In case any temporary or Definitive Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its request and in the absence of written notice to the Company and a Responsible Officer of the Trustee that such Note has been acquired by a bona fide purchaser, the Trustee shall authenticate and deliver, a new Note of equal aggregate principal amount and of like tenor and terms bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substitute Note shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to hold each of them harmless, and, in every case of destruction, loss or theft, the applicant also shall furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Note.

            (b) The Trustee may authenticate any such substitute Note and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substitute Note, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith. In case any Note which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company, instead of issuing a substitute Note, may pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note) if the applicant for such payment shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to hold each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and the Trustee of the destruction, loss or theft of such Note.

            (c) Every substitute Note issued pursuant to the provisions of this
Section 2.08 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued under this Indenture. All Notes shall be held and owned by the holders upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

SECTION 2.09 TEMPORARY NOTES

            Pending the preparation of Definitive Notes, the Company may execute and the Trustee shall authenticate and deliver temporary Notes (printed, lithographed or typewritten). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the Definitive Notes, but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be authenticated by the Trustee in substantially the same manner, and with the same effect, as the Definitive Notes. Without unreasonable delay the Company will execute and deliver to the Trustee Definitive Notes and thereupon any or all temporary Notes may be surrendered in exchange therefor at the principal office of the Trustee, and the Trustee shall authenticate and deliver in exchange for such temporary Notes an equal aggregate principal amount of Definitive Notes of authorized denominations. Such exchange shall be made at the Company's expense and without any charge to the holder. Until so exchanged, the temporary Notes in all respects shall be entitled to the same benefits under this Indenture as Definitive Notes authenticated and delivered under this Indenture.

SECTION 2.10 CANCELLATION OF NOTES PAID, ETC.

            All Notes surrendered for the purpose of payment, exchange or registration of transfer, if surrendered to the Company or any Paying Agent or any Note Registrar, shall be delivered to the Trustee and promptly cancelled by the Trustee or, if surrendered to the Trustee, promptly shall be cancelled by it; and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee may destroy cancelled Notes and upon request will deliver a certificate of such destruction to the Company.

SECTION 2.11 PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED

            The Notes shall bear interest at the rate of 5.125% per annum, payable semiannually on June 15 and December 15 of each year, commencing December 15, 2005. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months. Interest payments for the Notes will include accrued interest from and including the Issue Date or from and including the immediately preceding Interest Payment Date, as the case may be, to, but excluding the Interest Payment Date or the Maturity Date, as the case may be. The person in whose name any Note (or one or more Predecessor Notes), (including any Note or Notes issued upon registration of transfer or exchange thereof) is registered at the close of business on any Regular Record Date with respect to any Interest Payment Date shall be entitled to receive the interest payable thereon on such Interest Payment Date notwithstanding the cancellation of such Note upon any registration of transfer or exchange thereof subsequent to such Regular Record Date and prior to such Interest Payment Date, unless such interest is not punctually paid or duly provided for on such Interest Payment Date, in which case such defaulted interest shall be paid as described in
Section 2.11(i) or 2.11(ii), as applicable. Payment of interest on any Note may be made as provided in Section 3.02.

            If any Interest Payment Date or the Maturity Date, as the case may be, falls on a day that is not a Business Day, the related payment of interest or principal will be made on the next day that is a Business Day (with the same force and effect as if made on the date such payment was due) and no interest will accrue on the amount payable for the period from and after such Interest Payment Date or Maturity Date, as the case may be.

            Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date ("Defaulted Interest") forthwith shall cease to be payable to the holder on the relevant Regular Record Date by virtue of having been such holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (i) or
(ii) below:

                  (i) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names such Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than ten days prior to the date of the proposed payment and not less than ten days after the receipt by the Trustee of the notice of the proposed payment. The Trustee promptly shall notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class, postage prepaid, to each Noteholder at its address as it appears in the Note Register, not less than ten days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been given as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (ii).

                  (ii) The Company may make payment of any Defaulted Interest on any such Note in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

            Subject to the foregoing provisions of this Section 2.11, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Note.

SECTION 2.12 ADD ON NOTES

            The Company may, from time to time, subject to compliance with any other applicable provisions of this Indenture, without notice to or consent of the holders, create and issue pursuant to this Indenture additional notes ("Add On Notes") having terms and conditions set forth in Appendix A identical to those of the other outstanding Notes, except that Add On Notes:

                  (i) may have a different issue date from other outstanding Notes;

                  (ii) may have a different amount of interest payable on the first Interest Payment Date after issuance than is payable on other outstanding Notes;

                  (iii) may have terms specified in the Add On Note Board Resolution or Add On Note supplemental indenture for such Add On Notes making appropriate adjustment to this Article Two and Appendix A (and related definitions) applicable to such Add On Notes in order to conform to and ensure compliance with the Securities Act (or other applicable securities laws) and any registration rights or similar agreement applicable to such Add On Notes, which are not adverse in any material respect to the holder of any outstanding Notes (other than such Add On Notes); and

                  (iv) may be entitled to additional interest as provided in
      Section 2.13 not applicable to other outstanding Notes and may not be entitled to such additional interest applicable to other outstanding Notes.

SECTION 2.13 ADDITIONAL INTEREST UNDER REGISTRATION RIGHTS AGREEMENT

            Under certain circumstances, the Company may be obligated to pay additional interest to holders, all as and to the extent set forth in the Notes substantially in the forms of Appendices A and B attached hereto.

            The Trustee shall have no duty or responsibility for determining if any additional interest is payable with respect to the Notes or if any such additional interest is payable thereon, when such additional interest is payable and the amount of such additional interest. The Company shall notify the Trustee and Paying Agent in writing at least five days prior to each Interest Payment Date whether additional interest is payable with respect to the Notes and, to the extent such additional interest is payable, shall certify in such notice the date such additional interest commenced to accrue, the applicable per annum interest rate or rates applicable to such additional interest and the periods such additional interest accrued at each such rate and the aggregate amount of such additional interest payable on such Interest Payment Date.

                                  ARTICLE THREE

                       PARTICULAR COVENANTS OF THE COMPANY

SECTION 3.01 PAYMENT OF PRINCIPAL AND INTEREST

            The Company duly and punctually will pay or cause to be paid the principal of, premium, if any, and interest on the Notes at the time and place and in the manner provided in this Indenture and in the Notes. The Notes are not entitled to the benefit of any sinking fund.

SECTION 3.02 OFFICES FOR NOTICES AND PAYMENTS, ETC.

            So long as any Notes remain outstanding, the Company will maintain an office or agency in the Borough of Manhattan, The City of New York, where the Notes may be presented for payment, for registration of transfer and for exchange as provided in this Indenture and where notices and demands to or upon the Company in respect of the Notes or of this Indenture may be served. The Company hereby initially designates as such office or agency the office or agency of the Trustee at 101 Barclay Street, New York, New York 10286, Corporate Trust Department, for all of the foregoing purposes until such time, and except for as long as, the Company shall designate and maintain some other such office or agency and give the Trustee written notice thereof. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof to the Trustee, presentations and demands may be made and notices may be served at the office or agency of the Trustee in the Borough of Manhattan, The City of New York, and the Company hereby initially appoints the Trustee at such office or agency as its agent to receive all such presentations and demands.

            In addition to such offices or agencies, the Company may from time to time constitute and appoint one or more other offices or agencies for such purposes with respect to the Notes and one or more paying agents for the payment of the Notes, in one or more other cities, and may from time to time rescind such appointments, as the Company may deem desirable or expedient and as to which the Company has notified the Trustee; provided, however, that no such appointment or rescission shall in any manner relieve the Company of its obligation to maintain such office in the Borough of Manhattan, The City of New York, for payment of the Notes.

            Notwithstanding any provisions of this Indenture or the Notes to the contrary, at the option of the Company, payment of interest on any Note may be made by check pursuant to the terms of such Note mailed to the address of the Person entitled thereto as such address shall appear in the Note Register, except that (i) a holder of $20,000,000 or more in aggregate principal amount of Notes will be entitled to receive such payments by wire transfer within the United States of immediately available funds if appropriate wire transfer instructions shall have been received in writing by the Paying Agent not later than ten days prior to the applicable Interest Payment Date and (ii) payments in respect of the Global Notes shall be made by wire transfer of immediately available funds to the accounts specified by the holders of the Global Notes. Any such instructions shall be deemed valid and continue in full force and effect unless revoked in writing.

SECTION 3.03 PROVISIONS AS TO PAYING AGENT

            (a) The Company, prior to each due date of principal of, premium, if any, or interest on the Notes, will deposit with the Paying Agent a sum sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, if any, or interest. The Company hereby initially appoints the Trustee as Paying Agent. If the Company shall appoint a Paying Agent other than the Trustee with respect to the Notes, the Company will notify the Trustee of its making, or failure to make, any such payment; and the Company also shall cause any such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 3.03, as follows:

                  (1) that it will hold all sums held by it as such agent for the payment of the principal of, premium, if any, or interest on the Notes (whether such sums have been paid to it by the Company or by any other obligor on the Notes) in trust for the benefit of the Persons entitled thereto;

                  (2) that it will give the Trustee prompt oral notice confirmed in writing of any failure by the Company (or by any other obligor on the Notes) to make any payment of the principal of, premium, if any, or interest on the Notes when the same shall be due and payable; and

                  (3) that it will, at any time during the continuance of an Event of Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by it as such agent.

            (b) If the Company shall act as its own Paying Agent with respect to the Notes, on or before each due date of the principal of, premium, if any, or interest on the Notes it will set aside, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay such principal, premium, if any, or interest so becoming due and will promptly notify the Trustee of any failure to take such action and of any failure by the Company (or by any other obligor under the Notes) to make any payment of the principal of, premium, if any, or interest on the Notes when the same shall become due and payable.

            (c) Notwithstanding anything in this Section 3.03 to the contrary, the Company, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture or for any other reason, may pay or by Company Order direct any Paying Agent to pay to the Trustee all sums held in trust by the Company or any Paying Agent under this Indenture, such sums to be held by the Trustee upon the trusts contained in this Indenture.

            (d) Notwithstanding anything in this Section 3.03 to the contrary, the agreement to hold sums in trust as provided in this Section 3.03 is subject to Sections 10.03 and 10.04.

SECTION 3.04 STATEMENT AS TO COMPLIANCE

            So long as any of the Notes are outstanding, the Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, an Officers' Certificate stating, as to each signer of such certificate, that:

                  (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision; and

                  (2) to the best of his knowledge, based on such review, the Company has complied with all its conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance with any such condition or covenant, specifying each such default known to him and the nature and status of such default.

SECTION 3.05 CORPORATE EXISTENCE

            Except as otherwise provided in Article Nine, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Noteholders.

                                  ARTICLE FOUR

                           REMEDIES OF THE TRUSTEE AND
                         NOTEHOLDERS ON EVENT OF DEFAULT

SECTION 4.01 EVENTS OF DEFAULT

            "Event of Default", when used herein with respect to the Notes, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Twelve or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) default in the payment of any interest upon any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of 30 days;

            (b) default in the payment of the principal of any of the Notes as and when the same shall become due and payable either at maturity, by declaration or otherwise;

            (c) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Notes or in this Indenture, and continuance of such failure for a period of 90 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Notes at the time outstanding;

            (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

            (e) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due or shall take any corporate action in furtherance of any of the foregoing.

If an Event of Default described in clause (d) or (e) above (each, a "Bankruptcy Event of Default") occurs and is continuing, then and in each such case either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding, by notice in writing to the Company (and to the Trustee if given by Noteholders), may declare the principal amount of all the Notes to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable. This provision, however, is subject to the condition that, at any time after such a declaration of acceleration, and before any judgment or decree for the payment of the money due shall have been obtained or entered as hereinafter provided, the holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences, if:

                  (1) the Company shall pay or shall deposit with the Trustee a sum sufficient to pay:

                        (A) all matured installments of interest on all the
            Notes and the principal of any and all Notes that shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal at the rate borne by the Notes, to the date of such payment or deposit); and

                        (B) all sums paid or advanced by the Trustee hereunder
            and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 5.06; and

                  (2) any and all defaults with respect to Notes under this Indenture, other than the nonpayment of principal of, premium, if any, and accrued interest on Notes that shall have become due by acceleration, shall have been cured or waived as provided in Section 4.07.

No such waiver or rescission and annulment shall extend or shall affect any subsequent default or shall impair any right consequent thereon.

            There is no right of acceleration upon the occurrence of an Event of Default described in clauses (a), (b) or (c) above.

            In case the Trustee or any Noteholder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee or any Noteholder, then and in every such case the Company, the Trustee and such Noteholders, subject to any determination in such proceeding, shall be restored respectively to their several positions and rights under this Indenture, and all rights, remedies and powers of the Company, the Trustee and such Noteholders shall continue as though no such proceeding had been taken.

SECTION 4.02 PAYMENT OF NOTES ON DEFAULT; SUIT THEREFOR

            (a) In case default shall be made in the payment of (i) any installment of interest upon any of the Notes as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (ii) the principal of any of the Notes as and when the same shall have become due and payable whether at Stated Maturity of the Notes, by declaration as authorized by this Indenture or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Notes, the whole amount that then shall have become due and payable on all such Notes for principal, premium, if any, or interest, or any combination thereof, as the case may be, with interest upon the overdue principal and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest, at the rate borne by the Notes; and, in addition, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation, expenses, disbursements and advances of the Trustee, its agent, attorneys and counsel.

            (b) In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Notes and collect in the manner provided by law out of the property of the Company or any other obligor on the Notes, wherever situated, the money adjudged or decreed to be payable.

            (c) In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor on the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as expressed in the Notes or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 4.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Notes, and, in case of any judicial proceedings, (i) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Noteholders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and (ii) to collect and receive any money or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Noteholders to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payment directly to the Noteholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel and any other amounts due the Trustee under Section 5.06. To the extent that such payment of reasonable compensation, expenses and counsel fees out of the trust estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other property which the holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

            (d) Nothing contained in this Section 4.02 shall be deemed to authorize the Trustee to authorize or consent to or adopt on behalf of any Noteholder any plan of reorganization or arrangement affecting the Notes or the rights of any Noteholder, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

            (e) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, shall be for the ratable benefit of the holders of the Notes.

SECTION 4.03 APPLICATION OF MONEY COLLECTED BY TRUSTEE

            Any money collected by the Trustee with respect to the Notes pursuant to Section 4.02 shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such money, upon presentation of the Notes and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid, subject in each case to Article Twelve:

            FIRST: to the payment of all amounts then due the Trustee under
Section 5.06;

            SECOND: in case the principal of the outstanding Notes shall not have become due and shall be unpaid, to the payment of interest on the Notes in the order of the maturity of the installments of such interest; with interest (to the extent enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Notes, such payments to be made ratably to the persons entitled thereto; and

            THIRD: in case the principal of the outstanding Notes shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Notes for principal, premium, if any, and interest, with interest on the overdue principal and (to the extent enforceable under applicable law) upon overdue installments of interest at the rate borne by the Notes; and in case such money shall be insufficient to pay in full the whole amount so due and unpaid upon the Notes, then to the payment of such principal, premium, if any, and interest without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and accrued and unpaid interest.

SECTION 4.04 PROCEEDINGS BY NOTEHOLDERS

            No holder of any Note shall have any right to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy under this Indenture, unless such holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as provided in Section 4.01, and unless also (i) the holders of not less than 25% in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under this Indenture and shall have offered to the Trustee such reasonable security or indemnity as the Trustee may require against the costs, expenses and liabilities to be incurred in compliance with such request, (ii) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding and (iii) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes; it being understood and intended, and being expressly covenanted by each Person who acquires and holds a Note with every other such Person, that no one or more holders of Notes shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of such Notes, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner provided in this Section 4.04 and for the equal, ratable and common benefit of all holders of Notes.

            Notwithstanding any other provision of this Indenture, however, the right of any holder of any Note to receive payment of the principal of, premium, if any, and interest on such Note on or after the respective Stated Maturities, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company, shall not be impaired or affected without the consent of such holder.

SECTION 4.05 PROCEEDINGS BY TRUSTEE

            In case of an Event of Default under this Indenture, the Trustee in its discretion may proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law.

SECTION 4.06 REMEDIES CUMULATIVE AND CONTINUING; DELAY OR OMISSION NOT WAIVER

            All rights, powers and remedies conferred upon or reserved to the Trustee or to the Noteholders, to the extent permitted by law, shall be deemed cumulative and not exclusive of any thereof or of any other rights, powers and remedies available to the Trustee or the holders of the Notes, now or hereafter existing, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture; and no delay or omission of the Trustee or of any holder of any of the Notes to exercise any such right, power or remedy shall impair any such right, power or remedy, or shall be construed to be a waiver of any default or an acquiescence in such default; and subject to the provisions of Section 4.04, every power and remedy conferred upon or reserved to the Trustee or the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders. The assertion of any right, power or remedy shall not prevent the concurrent assertion of any other right, power or remedy.

SECTION 4.07 DIRECTION OF PROCEEDINGS AND WAIVER OF DEFAULTS BY MAJORITY OF NOTEHOLDERS

            (a) The holders of a majority in aggregate principal amount of the Notes affected (voting as one class) at the time outstanding determined in accordance with Section 6.04 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that
(i) such direction may not be in conflict with law or this Indenture or expose the Trustee to personal liability or be unduly prejudicial to the holders of the Notes not joining in the direction, and (ii) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with this Indenture and such direction.

            (b) Prior to any declaration that the principal of the outstanding Notes is due and payable, the holders of a majority in aggregate principal amount of the Notes at the time outstanding on behalf of the holders of all of the Notes may waive any past default or Event of Default under this Indenture and its consequences except a default under a covenant in this Indenture that, pursuant to Section 8.02, cannot be modified without the consent of each holder of a Note affected thereby. Upon any such waiver, the Company, the Trustee and the holders of the Notes shall be restored to their former positions and rights under this Indenture, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default under this Indenture shall have been waived as permitted by this Section 4.07, such default or Event of Default, for all purposes of the Notes and this Indenture, shall be deemed to have been cured and to be not continuing.

SECTION 4.08 NOTICE OF DEFAULTS

            The Trustee, within 90 days after the occurrence of a default with respect to Notes, shall mail to all Noteholders, at their addresses shown on the Note Register, notice of all such defaults known to the Trustee, unless such defaults shall have been cured or waived before the giving of such notice (the term "defaults" for the purpose of this Section 4.08 being defined to mean any events which constitute or after notice or lapse of time or both would constitute an Event of Default); provided that, except in the case of default in the payment of the principal of, premium, if any, or interest on any of the Notes, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Noteholders.

SECTION 4.09 UNDERTAKING TO PAY COSTS

            All parties to this Indenture agree, and each holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court in its discretion may require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section 4.09 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% in principal amount of the outstanding Notes, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of, premium, if any, or interest on any Note on or after their respective Stated Maturities.

                                  ARTICLE FIVE

                             CONCERNING THE TRUSTEE

SECTION 5.01 DUTIES AND RESPONSIBILITIES OF TRUSTEE

            In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, its own willful misconduct or any action or failure to act taken or omitted by it in bad faith, except that:

            (a)   except during the continuance of an Event of Default:

                  (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates, opinions or orders furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates, opinions or orders that by any provisions of this Indenture are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

            (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Notes at the time outstanding (determined as provided in Section 6.04) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

            None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Whether or not expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 5.01.

            The provisions of this Section 5.01 are in furtherance of and subject to Sections 315 and 316 of the Trust Indenture Act.

SECTION 5.02 RELIANCE ON DOCUMENTS, OPINIONS, ETC.

            Subject to the applicable provisions of the Trust Indenture Act and in furtherance thereof and subject to the provisions of Section 5.01:

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

            (c) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it under this Indenture in good faith and in accordance with such Opinion of Counsel;

            (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby;

            (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books and records of the Company to the extent reasonably necessary to verify such facts or matters;

            (g) the Trustee may execute any of the trusts or powers under this Indenture or perform any duties under this Indenture either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care under this Indenture;

            (h) the Trustee is not required to give any bond or surety with respect to the performance of its duties or the exercise of its powers under this Indenture;

            (i) the Trustee's rights, powers, indemnities, immunities and protections from liability and its rights to compensation and indemnification in connection with the performance of its duties under this Indenture shall extend to (1) the Trustee, whether serving in any other capacity hereunder, including without limitation, in the capacity of Paying Agent, Note Registrar or Authenticating Agent, and (2) the Trustee's officers, directors, agents and employees. Such immunities and protections and rights to indemnification, together with the Trustee's right to compensation, shall survive the Trustee's resignation or removal, the discharge of this Indenture and final payment of the Notes;

            (k) the Trustee shall have no responsibility for any information in any offering document or other disclosure material distributed with respect to any series of Notes other than information provided by the Trustee to the Company; and

            (l) notwithstanding anything else herein contained, whenever any provision of this Indenture indicates that any confirmation of a condition or event is qualified by the words "to the knowledge of" or "known to" the Trustee or other words of similar meaning, said words shall mean and refer to the current awareness of one or more Responsible Officers of the Trustee.

SECTION 5.03 NO RESPONSIBILITY FOR RECITALS, ETC.

            The recitals contained in this Indenture and in the Notes (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee.

SECTION 5.04 TRUSTEE, PAYING AGENTS OR NOTE REGISTRAR MAY OWN NOTES

            Subject to the applicable provisions of the Trust Indenture Act, the Trustee or any Paying Agent or Note Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, Paying Agent or Note Registrar.

SECTION 5.05 MONEY TO BE HELD IN TRUST

            Subject to the provisions of Sections 10.03 and 10.04, all money received by the Trustee, until used or applied as herein provided, shall be held in trust for the purposes for which it was received. Money held by the Trustee need not be segregated from other funds except as provided by law. The Trustee shall be under no liability for interest on any money received by it under this Indenture, provided that the Trustee pays to the Persons entitled thereto all such money when due and payable.

SECTION 5.06 COMPENSATION AND EXPENSES OF TRUSTEE

            The Company will pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it under this Indenture (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may be attributable to its negligence, bad faith or willful misconduct. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, bad faith or willful misconduct on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim of liability in connection with the exercise, performance or non-performance of any of its powers under this Indenture. The obligations of the Company under this Section
5.06 shall constitute additional indebtedness under this Indenture and shall survive the termination of this Indenture.

SECTION 5.07 OFFICERS' CERTIFICATE AS EVIDENCE

            Subject to the provisions of Section 5.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action under this Indenture, such matter (unless other evidence in respect thereof be herein specifically prescribed), in the absence of negligence, bad faith or willful misconduct on the part of the Trustee, may be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Officers' Certificate, in the absence of negligence, bad faith or willful misconduct on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith of such Officers' Certificate.

SECTION 5.08 ELIGIBILITY OF TRUSTEE

            The Trustee under this Indenture shall at all times be a corporation organized and doing business under the laws of the United States or any State thereof or of the District of Columbia (or a corporation or other person permitted to act as Trustee by the Commission) authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $25,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation files reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 5.08 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so filed. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 5.08, the Trustee shall resign immediately in the manner and with the effect specified in Section 5.09. Neither the Company nor any person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as Trustee under this Indenture.

SECTION 5.09 RESIGNATION OR REMOVAL OF TRUSTEE

            (a) The Trustee may resign at any time by giving written notice of such resignation to the Company and by mailing notice of such resignation to the holders of Notes at their addresses as they shall appear on the Note Register.

            (b) In case at any time any of the following shall occur:

                  (1) the Trustee shall fail to comply with the provisions of
      Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Noteholder who has been a bona fide holder of a Note or Notes for at least six months, or

                  (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 5.08 and shall fail to resign after written request therefor by the Company or by any such Noteholder, or

                  (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or a public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Company may remove the Trustee by written instrument, executed by Company Order authorized by the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee (with written notice of such removal mailed to the holders of Notes at their address as they shall appear on the Note Register), or, subject to the provisions of Section 4.09, any Noteholder who has been a bona fide holder of a Note or Notes for at least six months, on behalf of himself and all others similarly situated, may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            (c) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company promptly shall appoint a successor Trustee by a Company Order authorized by the Board of Directors, one copy of which instrument shall be delivered to the retiring Trustee and one copy to the successor Trustee. If, within one year after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee shall be appointed by the holders of a majority in principal amount of the Notes (voting as a single class) at the time outstanding by instrument or instruments delivered to the Company and the retiring Trustee, the successor Trustee so appointed, forthwith upon its acceptance of such appointment, shall become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Noteholders and accepted appointment in the manner provided in Section 5.10 within 60 days after notice of the resignation or removal of the Trustee is mailed to the Noteholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Noteholder who has been a bona fide holder of a Note or Notes for at least six months, subject to the provisions of Section 4.09, on behalf of himself and all others similarly situated, may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (d) The holders of a majority in aggregate principal amount of the Notes (voting as a single class) at the time outstanding at any time, upon notice to the Trustee, may remove the Trustee.

            (e) Any removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 5.09 shall become effective upon acceptance of appointment by the successor Trustee as provided in
Section 5.10. Any resignation of the Trustee shall become effective only upon the appointment of a successor Trustee and upon the acceptance of appointment by the successor Trustee as provided in Section 5.10.

SECTION 5.10 ACCEPTANCE BY SUCCESSOR TRUSTEE

            Any successor Trustee appointed as provided in Section 5.09 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment under this Indenture, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor under this Indenture, with like effect as if originally named as Trustee in this Indenture; but, nevertheless, on the written request of the Company or of the successor Trustee, the Trustee ceasing to act, upon payment of any amounts then due it pursuant to the provisions of Section 5.06, shall execute and deliver an instrument transferring to such successor Trustee all the rights and powers of the Trustee so ceasing to act and shall transfer, assign and deliver to such successor all property and money held by such predecessor Trustee under this Indenture. Upon request of any such successor Trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act, nevertheless shall retain a lien upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to the provisions of
Section 5.06.

            No successor Trustee shall accept appointment as provided in this
Section 5.10 unless at the time of such acceptance such successor Trustee shall be qualified under the provisions of Section 310(b) of the Trust Indenture Act and eligible under the provisions of Section 5.08.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 5.10, the Company shall mail notice of the succession of such Trustee under this Indenture to the holders of Notes at their addresses as they shall appear on the Note Register. If the Company fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

SECTION 5.11 SUCCESSION BY MERGER, ETC.

            Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor Trustee under this Indenture without the execution or filing of any paper or any further act on the part of any of the parties to this Indenture provided such Person shall be qualified under the provisions of Section 310(b) of the Trust Indenture Act and eligible under the provisions of Section 5.08.

            In case at the time such successor Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor Trustee may authenticate such Notes either in the name of any predecessor Trustee under this Indenture or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                                   ARTICLE SIX

                           CONCERNING THE NOTEHOLDERS

SECTION 6.01 ACTION BY NOTEHOLDERS

            Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such specified percentage have joined in such action may be evidenced (i) by any instrument or any number of instruments of similar tenor executed by Noteholders in person or by agent or proxy appointed in writing, (ii) by the record of the holders of Notes voting in favor of such action at any meeting of Noteholders duly called and held in accordance with the provisions of this Article Six or (iii) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders. The Company may set a record date for purposes of determining the identity of holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall be the later of ten days prior to the first solicitation of such consent or the date of the most recent list of holders furnished to the Trustee prior to such solicitation pursuant to the provisions of Section 312(a) of the Trust Indenture Act. If a record date is fixed, those persons who were holders of Notes at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be holders after such record date. No such vote or consent shall be valid or effective if such vote occurs or such consent is obtained more than 120 days after such record date.

SECTION 6.02 PROOF OF EXECUTION BY NOTEHOLDERS

            (a) Subject to the provisions of Sections 5.01, 5.02 and 7.05, proof of the execution of any instrument by a Noteholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

            (b) The ownership of Notes shall be proved by the Note Register or by a certificate of the Note Registrar.

            (c) The record of any Noteholders' meeting shall be proved in the manner provided in Section 7.07.

SECTION 6.03 WHO ARE DEEMED ABSOLUTE OWNERS

            Prior to due presentation of a Note for registration of transfer, the Company, the Trustee, any Paying Agent and any Note Registrar may treat the Person in whose name such Note is registered as owner of such Note for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 2.11) interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue and notwithstanding any notation of ownership

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

or other writing on such Note made by anyone other than the Company or any Note Registrar, and neither the Company, the Trustee, any Paying Agent nor any Note Registrar shall be affected by any notice to the contrary. All such payments so made to any such holder as shown in the Note Register, or upon the order of such holder, shall be valid and, to the extent of the sum so paid, effectual to satisfy and discharge the liability for money payable upon any such Note.

            None of the Company, the Trustee, any Paying Agent or any Note Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 6.04 COMPANY OWNED NOTES DISREGARDED

            In determining whether the holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes that are owned by the Company (other than any Notes held in a fiduciary or agency capacity) or any other obligor on the Notes or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided, however, that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action, only Notes that the Trustee knows are so owned shall be so disregarded.

SECTION 6.05 REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND

            At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 6.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Notes specified in this Indenture required to take such action, any holder of a Note may revoke such action so far as it concerns such Note by filing written notice with the Trustee at the principal office of the Trustee and upon proof of holding as provided in
Section 6.02; provided that the serial number of such Note must show that the holder of such Note consented to such action. Except as provided in this Section
6.05 any such action taken by the holder of any Note shall be conclusive and binding upon such holder and upon all future holders and owners of such Note, irrespective of whether or not any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution for such Note.

                                  ARTICLE SEVEN

                              NOTEHOLDERS' MEETINGS

SECTION 7.01 PURPOSES OF MEETINGS

            A meeting of Noteholders may be called at any time and from time to time pursuant to the provisions of this Article Seven for any of the following purposes:

                  (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default under this Indenture and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to any of the provisions of Article Four;

                  (2) to remove the Trustee and nominate a successor Trustee pursuant to the provisions of Article Five;

                  (3) to consent to the execution of an indenture or indentures supplemental to this Indenture pursuant to the provisions of Section 8.02; or

                  (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law.

SECTION 7.02 CALL OF MEETINGS BY TRUSTEE

            The Trustee at any time may call a meeting of Noteholders to take any action specified in Section 7.01, to be held at such time and at such place in The City of New York as the Trustee shall determine. Notice of every meeting of the Noteholders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders, if any, of Notes affected at their addresses as they shall appear on the Note Register. Such notice to holders of Notes shall be mailed not less than 20 nor more than 90 days prior to the date fixed for the meeting.

            Any meeting of Noteholders shall be valid without notice if the holders of all Notes then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all outstanding Notes, and if the Company and the Trustee are either present by duly authorized representatives or, before or after the meeting, have waived notice.

SECTION 7.03 CALL OF MEETINGS BY COMPANY OR NOTEHOLDERS

            In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least 10% in aggregate principal amount of the Notes then outstanding that may be affected by the action proposed to be taken, shall have requested the Trustee to call a meeting of Noteholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed or published (as appropriate under Section 7.02) the notice of such meeting within 20 days after receipt of such request, then the Company or such Noteholders may determine the time and the place in The City of New York for such meeting and may call such meeting to take any action authorized in Section 7.01, by mailing or publishing notice of such meeting as provided in Section 7.02.

SECTION 7.04 QUALIFICATIONS FOR VOTING

            To be entitled to vote at any meeting of Noteholders a person shall
(i) be a holder of one or more Notes as set forth in the Note Register or (ii) be a person appointed by an instrument in writing as proxy by a holder of one or more Notes, subject to the provisions of Section 6.02. The only persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 7.05 REGULATIONS

            (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Noteholders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

            (b) The Trustee, by an instrument in writing, shall appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Noteholders as provided in Section 7.03, in which case the Company or the Noteholders calling the meeting, as the case may be, in like manner shall appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Notes represented at the meeting and entitled to vote.

            (c) Subject to the provisions of Section 6.04, at any meeting each Noteholder or proxy shall be entitled to one vote for each $1,000 principal amount of Notes.

            (d) No vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by him or instruments in writing duly designating him as the person to vote on behalf of other Noteholders. Any meeting of Noteholders duly called pursuant to the provisions of Section 7.02 or
7.03 may be adjourned from time to time by a majority of those present and the meeting may be held as so adjourned without further notice.

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

SECTION 7.06 QUORUM

            The Persons entitled to vote a majority in principal amount of the outstanding Notes affected by the action proposed to be taken shall constitute a quorum for a meeting of such Noteholders. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting, if convened at the request of holders of Notes, shall be dissolved. In the absence of a quorum in any other case the meeting may be adjourned for a period of not less than ten days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than ten days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 7.02, except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the outstanding Notes affected by the action proposed to be taken which shall constitute a quorum.

SECTION 7.07 VOTING

            The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballots on which shall be subscribed the signatures of the holders of Notes or of their representatives by proxy and the principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken at such meeting and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that such notice was mailed or published as provided in
Section 7.02 or 7.03. The record shall show the principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

            Any record so signed and verified shall be conclusive evidence of the matters stated in such record.

SECTION 7.08 NO DELAY OF RIGHTS BY MEETING

            Nothing in this Article Seven shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or impliedly conferred under this Article Seven to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Noteholders under any of the provisions of this Indenture or of the Notes.

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

                                  ARTICLE EIGHT

                             SUPPLEMENTAL INDENTURES

SECTION 8.01 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS

            The Company, when authorized by the resolutions of the Board of Directors, and the Trustee from time to time and at any time may enter into an indenture or indentures supplemental to this Indenture for one or more of the following purposes:

            (a) to evidence the succession of another Person to the Company, or successive successions, and the assumptions by the successor Person of the covenants, agreements and obligations of the Company pursuant to Article Nine;

            (b) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the holders of the Notes as the Board of Directors and the Trustee shall consider to be for the protection of the holders of the Notes, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies set forth in this Indenture; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

            (c) to cure any ambiguity or to correct or supplement any provision contained in this Indenture or in any supplemental indenture that may be defective or inconsistent with any other provision contained in this Indenture or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture, in each case that shall not adversely affect the interests of the holders of the Notes; and

            (d) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture; provided, however, that such action shall not adversely affect the interests of the holders of the Notes.

            The Trustee hereby is authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be contained in such supplemental indenture and to accept the conveyance, transfer and assignment of any property under such supplemental indenture, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture that affects the Trustee's own rights, duties, privileges, protections or immunities under this Indenture or otherwise.

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

            Any supplemental indenture authorized by the provisions of this
Section 8.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Notes at the time outstanding, notwithstanding any provisions of Section 8.02.

SECTION 8.02 SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS

            With the consent (evidenced as provided in Section 6.01) of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding affected by such supplemental indenture or indentures, the Company, when authorized by the resolutions of the Board of Directors, and the Trustee from time to time and at any time may enter into an indenture or indentures supplemental to this Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the holders of the Notes; provided, however, that without the consent of the holder of each Note affected thereby no such supplemental indenture shall: (a) change the Stated Maturity of the principal of or any installment of interest on any Note, or reduce the principal amount of any Note or rate of interest on any Note or the amount payable upon repurchase thereof, or the coin or currency in which any Note or any interest on any Note is payable, or impair the right to institute suit for the enforcement of any such payment on or after its Stated Maturity;
(b) change the place of payment of principal of any Note; (c) impair the right to institute suit for the enforcement of any payment on or with respect to any Note; (d) reduce the percentage in principal amount of outstanding Notes the consent of whose holders is required for any such supplemental indenture or the consent of whose holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults under this Indenture and their consequences provided for in this Indenture; (e) modify the provisions of
Section 4.01 providing for the rescinding and annulment of a declaration accelerating the maturity of the Notes, or any of the provisions of this Section
8.02 or Section 4.07(b), except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived; or
(f) modify any of the provisions of Article Twelve.

            Upon the request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

            It shall not be necessary for the consent of the Noteholders under this Section 8.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

SECTION 8.03 COMPLIANCE WITH TRUST INDENTURE ACT; EFFECT OF SUPPLEMENTAL INDENTURES

            Any supplemental indenture executed pursuant to the provisions of this Article Eight shall comply with the Trust Indenture Act as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Eight, this Indenture shall be and be deemed to be modified and amended in accordance with such supplemental indenture and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of the Notes affected thereafter shall be determined, exercised and enforced under this Indenture subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

SECTION 8.04 NOTATION ON NOTES

            Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Eight may bear a notation in form acceptable to the Trustee as to any matter provided for in such supplemental indenture.

SECTION 8.05 EVIDENCE OF COMPLIANCE OF SUPPLEMENTAL INDENTURE TO BE FURNISHED TRUSTEE

            The Trustee, subject to the provisions of Sections 5.01 and 5.02, shall at its request receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article Eight complies with the requirements of this Article Eight.

                                  ARTICLE NINE

                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

SECTION 9.01 COMPANY MAY CONSOLIDATE, ETC., ON CERTAIN TERMS

            The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

                  (1) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer or which leases the properties and assets of the Company substantially as an entirety shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and expressly shall assume, by a supplemental indenture executed and delivered to the Trustee in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest on the Notes, according to their terms, and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                  (3) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and supplemental indenture comply with this Article Nine and that all conditions precedent provided for in this Indenture relating to such transaction have been complied with.

SECTION 9.02 SUCCESSOR PERSON SUBSTITUTED

            Upon any consolidation by the Company with or merger by the Company into any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 9.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company in this Indenture, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Notes.

            Such successor Person may cause to be signed, and may issue either in its own name or in the name of the Company prior to such succession, any of or all of the Notes issuable under this Indenture which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person instead of upon the Company Order, and subject to all the terms, conditions and limitations in this Indenture, the Trustee shall authenticate and shall deliver any Notes that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication and any Notes which such successor Person thereafter shall cause to be signed and delivered to the Trustee on its behalf for that purpose. All the Notes so issued shall have in all respects the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all such Notes had been issued at the date of the execution of this Indenture.

                                   ARTICLE TEN

                     SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 10.01 DISCHARGE OF INDENTURE

            When (a) the Company shall deliver to the Trustee for cancellation all Notes theretofore authenticated (other than any Notes that shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) and not theretofore canceled, or (b) all the Notes not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year and the Company shall deposit with the Trustee, in trust, funds sufficient to pay at their Stated Maturity all the Notes (other than any Notes that shall have been mutilated, destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.08) not theretofore canceled or delivered to the Trustee for cancellation, including principal, premium, if any, and interest due or to become due prior to such Stated Maturity, but excluding, however, the amount of any money for the payment of principal of, premium, if any, or interest on the Notes

                  (1) theretofore deposited with the Trustee and repaid by the Trustee to the Company in accordance with the provisions of Section 10.04, or

                  (2) paid to any State or the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Company also shall pay or cause to be paid all other sums payable under this Indenture by the Company then this Indenture shall cease to be of further effect with respect to the Notes, and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by Section 13.05 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to the Notes. The obligations of the Company to the Trustee under Section 5.06 shall survive the termination of this Indenture.

            The Trustee shall notify the Noteholders, at the expense of the Company, of the immediate availability of the amount referred to in clause (b) of this Section 10.01 by mailing a notice, first class postage prepaid, to the holders of Notes at their addresses as they appear on the Note Register.

SECTION 10.02 DEPOSITED MONEY TO BE HELD IN TRUST BY TRUSTEE

            Subject to Section 10.04, all money deposited with the Trustee pursuant to Section 10.01 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Company if acting as its own Paying Agent, except as provided in Section 3.02), to the holders of the particular Notes for the payment of which such money has been deposited with the Trustee, of all sums due and to become due thereon for principal and interest.

SECTION 10.03 PAYING AGENT TO REPAY MONEY HELD

            Upon the satisfaction and discharge of this Indenture all money then held by any Paying Agent (other than the Trustee), upon demand of the Company, shall be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such money.

SECTION 10.04 RETURN OF UNCLAIMED MONEY

            Any money deposited with or paid to the Trustee or any Paying Agent for payment of the principal of, premium, if any, or interest on Notes, or then held by the Company in trust for the payment of the principal of, premium, if any, or interest on Notes, and not applied but remaining unclaimed by the holders of Notes for two years after the date upon which the principal, premium, if any, or interest on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on demand or, if then held by the Company, shall be discharged from such trust, and all liability of the Trustee thereupon shall cease; and the holder of any of such Notes thereafter, as an unsecured general creditor, shall look only to the Company for payment of such Notes, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, thereupon shall cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, at the expense of the Company, shall mail to each holder of Notes notice that such money remains unclaimed and that, after a date specified in such notice, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 10.05 DISCHARGE OF INDENTURE AS TO NOTES

            (a) The Company shall be deemed to have paid and discharged the entire indebtedness on all the Notes at the time outstanding and, upon Company Order, the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction, discharge and defeasance of such indebtedness, when:

                  (1) with respect to all Notes at the time outstanding, the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, U.S. dollars, U.S. Government Obligations or a combination thereof, in an amount that through the payment of interest and principal and premium in respect thereof in accordance with their terms will provide (without any reinvestment of such interest or principal), not later than one Business Day before the due date of any payment in respect of the Notes, money in an amount sufficient (in the case of a deposit including any U.S. Government Obligations, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee at or prior to the time of such deposit) to pay and discharge each installment of principal of, premium, if any, and interest on, the outstanding Notes on the dates such installments of principal and interest are due or upon the Stated Maturity thereof;

                  (2) no Event of Default or event (including such deposit) which, with notice or lapse of time, or both, would become an Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit as evidenced to the Trustee in an Officers' Certificate delivered concurrently with such deposit to the Trustee;

                  (3) the Company shall have paid or caused to be paid all other sums due and payable to the Trustee under Section 5.06 and all sums payable with respect to the Notes at the time outstanding;

                  (4) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound, or the Company has obtained a waiver of any such breach, violation or default;

                  (5) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that holders of the Notes will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section 10.05 and will be subject to Federal income tax on the same amount and in the manner and at the same times as would have been the case if such option had not been exercised and, in the case of the Notes being discharged, accompanied by a ruling to that effect received from or published by the Internal Revenue Service; and

                  (6) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction, discharge and defeasance of the entire indebtedness on all Notes at the time outstanding have been complied with.

            (b) "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America which in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof.

            (c) Upon the satisfaction of the conditions set forth in this
Section 10.05 with respect to all the Notes at the time outstanding, the terms and conditions of the Notes, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company (except as to any surviving rights of conversion or registration of transfer or exchange and rights relating to mutilated, destroyed, lost and stolen Notes pursuant to Section 2.08; provided, however, that the Company shall not be discharged from any payment obligations in respect of Notes which are deemed not to be outstanding under clause (c) of the definition thereof if such obligations continue to be valid obligations of the Company under applicable law.

SECTION 10.06 REPAYMENT TO COMPANY OF DEPOSITS MADE PURSUANT TO SECTION 10.05

            After the payment in full of the entire indebtedness of Notes with respect to which a deposit has been made with the Trustee pursuant to Section 10.05, the Trustee and any Paying Agent upon Company Order promptly shall return to the Company any money or U.S. Government Obligations held by them that are not required for the payment of the principal of, premium, if any, and interest on the Notes.

SECTION 10.07 DEPOSITS IRREVOCABLE

            Any deposits with the Trustee referred to in Sections 10.01 and
10.05 shall be irrevocable.

SECTION 10.08 REINSTATEMENT

            If the Trustee is unable to apply any money or U.S. Government Obligations in accordance with Section 10.01 or 10.05 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 10.01 or 10.05 until such time as the Trustee is permitted to apply all such money or U.S. Government Obligations in accordance with Section 10.01 or 10.05.

                                 ARTICLE ELEVEN

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

SECTION 11.01 INDENTURE AND NOTES SOLELY CORPORATE OBLIGATIONS

            No recourse for the payment of the principal of, premium, if any, or interest on any Note, or for any claim based on any Note or otherwise in respect of any Note, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any Note, or because of the creation of any indebtedness represented by any Note, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

                                 ARTICLE TWELVE

                           SUBORDINATION OF SECURITIES

SECTION 12.01 AGREEMENT TO SUBORDINATE

            The Company, for itself, its successors and assigns, covenants and agrees, and each holder of a Note likewise covenants and agrees by his acceptance thereof, that the obligation of the Company to make any payment on account of the principal of (and premium, if any) and interest on each and all of the Notes shall be subordinate and junior in right of payment to the Company's obligations to the holders of Senior Indebtedness to the extent provided herein, and that in the case of any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceedings or any liquidation or winding-up of or relating to the Company as a whole, whether voluntary or involuntary, all obligations to holders of Senior Indebtedness shall be entitled to be paid in full before any payment shall be made on account of the principal of (and premium, if any) or interest on the Notes. In the event of any such proceeding, after payment in full of all sums owing with respect to Senior Indebtedness, the holders of the Notes, together with the holders of any obligations of the Company Ranking on a Parity with the Notes, shall be entitled to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal of (and premium, if any) and interest on the Notes before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Company Ranking Junior to the Notes. In addition, subject to the provisions of Section 12.03, in the event of any such proceeding, if any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Notes, shall be received by the Trustee or any holder of the Notes before all Senior Indebtedness is paid in full and if such Noteholder or the Trustee, as the case may be, receiving such payment is aware at the time or receipt that all Senior Indebtedness has not been paid in full, then such payment or distribution shall, if received by any Noteholder, be held in trust for the benefit of the holders of Senior Indebtedness or, if received by the Trustee, shall be held by it and delivered forthwith to the trustee in bankruptcy, receiver, assignee, agent or other Person making payment or distribution of the assets of the Company, and, in each case, shall be applied to the payment of all Senior Indebtedness remaining unpaid, until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness. For purposes of this paragraph only, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other company provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Indebtedness which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Notes are so subordinated as provided in this Article Twelve.

            The subordination provisions of the foregoing paragraph shall not be applicable to amounts at the time due and owing on the Notes on account of the unpaid principal of (and premium, if any) or interest on the Notes for the payment of which funds have been deposited in trust with the Trustee or have been set aside by the Company in trust in accordance with the provisions of this Indenture; nor shall such provisions impair any rights, interests, remedies or powers of any secured creditor of the Company in respect of any security the creation of which is not prohibited by the provisions of this Indenture.

            If there shall have occurred and be continuing (a) a default in any payment with respect to any Senior Indebtedness or (b) an event of default with respect to any Senior Indebtedness as a result of which the maturity thereof is accelerated, unless and until such payment default or event of default shall have been cured or waived or shall have ceased to exist, no payments shall be made by the Company with respect to the principal of (or premium, if any) or interest on the Notes. The provisions of this paragraph shall not apply to any payment with respect to which the first paragraph of this Section 12.01 would be applicable.

            The securing of any obligations of the Company Ranking on a Parity with the Notes or obligations Ranking Junior to the Notes shall not be deemed to prevent such obligations from constituting obligations of the Company Ranking on a Parity with the Notes or obligations Ranking Junior to the Notes.

            The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Nine shall not be deemed a dissolution, winding-up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section 12.01 if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, or transfer, comply with the conditions set forth in Article Nine.

SECTION 12.02 OBLIGATION OF THE COMPANY UNCONDITIONAL

            Nothing contained in this Article Twelve or elsewhere in this Indenture is intended to or shall impair, as between the Company and the holders of the Notes, the obligation of the Company, which is absolute and unconditional, to pay the holders of the Notes the principal of (and premium, if any) and interest on the Notes when, where and as the same shall become due and payable, all in accordance with the terms of the Notes and this Indenture, or is intended to or shall affect the relative rights of the holders of the Notes and creditors other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the holder of any Note from exercising all remedies otherwise permitted by applicable law upon an Event of Default under this Indenture, subject to the rights, if any, under this Article Twelve of the holders of Senior Indebtedness in respect of cash, property, or securities of the Company received upon the exercise of any such remedy.

SECTION 12.03 NOTICE TO TRUSTEE OF FACTS PROHIBITING PAYMENT

            The Company shall give prompt written notice to a Responsible Officer of the Trustee located at the Corporate Trust Office of the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Notes. Notwithstanding the provisions of this Article Twelve or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Notes, unless and until the Trustee shall have received at its Corporate Trust Office written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee therefor, and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 5.01, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 12.03 at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Note), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it during or after such three Business Day period.

            Subject to the provisions of Section 5.01, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing itself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Twelve, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Twelve, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 12.04 APPLICATION BY TRUSTEE OF MONEYS DEPOSITED WITH IT

            Anything in this Indenture to the contrary notwithstanding, any deposit of moneys by the Company with the Trustee or any other agent (whether or not in trust) for any payment of the principal of (and premium, if any) or interest on any Notes shall, except as provided in Section 12.03, be subject to the provisions of Section 12.01.

SECTION 12.05 SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS

            Subject to the payment in full of all Senior Indebtedness, the holders of the Notes shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to such Senior Indebtedness until the principal of (and premium, if any) and interest on the Notes shall be paid in full. For purposes of such subrogation, none of the payments or distributions to the holders of the Senior Indebtedness to which the holders of the Notes or the Trustee would be entitled except for the provisions of this Article Twelve, or of payments over pursuant to the provisions of this Article Twelve to the holders of Senior Indebtedness by holders of the Notes or the Trustee shall, as among the Company, its creditors other than holders of Senior Indebtedness and the holders of the Notes, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness; it being understood that the provisions of this Article Twelve are and are intended solely for the purpose of defining the relative rights of the holders of the Notes, on the one hand, and the holders of the Senior Indebtedness on the other hand.

SECTION 12.06 SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF COMPANY OR HOLDERS OF SENIOR INDEBTEDNESS

            No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

SECTION 12.07 AUTHORIZATION OF TRUSTEE TO EFFECTUATE SUBORDINATION OF NOTES

            Each holder of a Note, by his acceptance thereof, authorizes and expressly directs the Trustee on his behalf to take such actions as may be necessary or appropriate to effectuate the subordination provided in this Article Twelve and appoints the Trustee his attorney-in-fact for any and all such purposes.

            If, in the event of any proceeding or other action relating to the Company referred to in the first sentence of Section 12.01, a proper claim or proof of debt in the form required in such proceeding or action is not filed by or on behalf of the holders of the Notes prior to fifteen days before the expiration of the time to file such claim or claims, then the holder or holders of Senior Indebtedness shall have the right to file and are hereby authorized to file appropriate claim for and on behalf of the holders of the Notes; provided, that no such filing by any holders of Senior Indebtedness shall preclude the Trustee from filing such a proof of claim on behalf of the holders of Notes.

SECTION 12.08 RIGHT OF TRUSTEE TO HOLD SENIOR INDEBTEDNESS

            The Trustee in its individual capacity shall be entitled to all of the rights set forth in this Article Twelve in respect of any Senior Indebtedness at any time held by it in its individual capacity to the same extent as any other holder of such Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder. Nothing in this Article shall subordinate to Senior Indebtedness the claims of, or any payments to, the Trustee under Section 5.06.

SECTION 12.09 ARTICLE TWELVE NOT TO PREVENT EVENTS OF DEFAULT

            The failure to make a payment pursuant to the Notes by reason of any provision in this Article shall not be construed as preventing the occurrence of a default or an Event of Default.

SECTION 12.10 ARTICLE APPLICABLE TO PAYING AGENTS

            In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article Twelve shall in such case (unless the content otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 12.08 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

SECTION 12.11 RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT

            Upon any payment or distribution of assets of the Company referred to in this Article Twelve, the Trustee, subject to the provisions of Section 5.01, and the holders of the Notes shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the holders of Notes for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve.

SECTION 12.12 TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS

            The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to holders of Notes or to the Company or to any other Person, cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article Twelve or otherwise.

SECTION 12.13 PAYMENT PERMITTED IF NO DEFAULT

            Nothing contained in this Article Twelve or elsewhere in this Indenture or in any of the Notes shall prevent the Company, at any time except during the case of any insolvency, receivership, conservatorship, reorganization, readjustment or debt, marshalling of assets and liabilities or similar proceedings or any liquidation or winding-up of or relating to the Company referred to in Section 12.01, from making payments at any time of principal of (and premium, if any) or interest on the Notes or as provided in the third paragraph of Section 12.01.

                                ARTICLE THIRTEEN

                            MISCELLANEOUS PROVISIONS

SECTION 13.01 PROVISIONS BINDING ON COMPANY'S SUCCESSORS

            All the covenants, stipulations, promises and agreements contained in this Indenture by the Company shall bind its successors and assigns whether so expressed or not.

SECTION 13.02 OFFICIAL ACTS BY SUCCESSOR

            Any act or proceeding by any provisions of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any Person that shall at the time be the lawful sole successor of the Company.

SECTION 13.03 ADDRESSES FOR NOTICES; ETC.

            Any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Notes on the Company may be given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to Synovus Financial Corp., Attention: Treasurer, P.O. Box 120, Columbus, Georgia 31902-0120. Any notice, direction, request or demand by any Noteholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing to The Bank of New York Trust Company, N.A., 10161 Centurion Parkway, Jacksonville, Florida 32256, Attention: Corporate Trust Division.

SECTION 13.04 GOVERNING LAW

            THIS INDENTURE AND EACH NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

SECTION 13.05 EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT

            Upon any application or request by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

            Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 3.04, which certificates shall comply with the requirements of Section 3.04) shall include: (i) a statement that the person making such certificate or opinion has read such covenant or condition; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinion contained in such certificate or opinion are based; (iii) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (iv) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

            The provisions of this Section 13.05 are in furtherance of and subject to Sections 314(c)(1), 314(c)(2) and 314(e) of the Trust Indenture Act.

SECTION 13.06 LEGAL HOLIDAYS

            In any case where the Stated Maturity of principal of, premium, if any, or interest on the Notes will not be a Business Day, payment of such principal, premium, if any, or interest need not be made on such date but may be made on the next following Business Day with the same force and effect as if made on the Stated Maturity and, if such principal, premium, if any, or interest is duly paid on such next following Business Day, no interest shall accrue for the period from and after such Stated Maturity to such next following Business Day.

SECTION 13.07 TRUST INDENTURE ACT TO CONTROL

            This Indenture is subject to, and will be governed by, the provisions of the Trust Indenture Act that are required to be a part of and govern indentures qualified under the Trust Indenture Act (regardless of whether or not this Indenture has been qualified thereunder). If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required to be included, or is deemed to be required to be included, in this Indenture by any provision of the Trust Indenture Act, such required provision shall control.

SECTION 13.08 NO SECURITY INTEREST CREATED

            Nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction where property of the Company or its Subsidiaries is located.

SECTION 13.09 BENEFITS OF INDENTURE

            Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties to this Indenture, any Paying Agent, any Note Registrar and their successors under this Indenture and the holders of Notes any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 13.10 PAYMENTS TO BE MADE IN U.S. DOLLARS

            Notwithstanding anything in this Indenture to the contrary, any payments on or relating to any Note shall be made only in U.S. dollars.

SECTION 13.11 AUTHENTICATING AGENT

            There may be an Authenticating Agent appointed by the Trustee to act as its agent on its behalf and subject to its direction in connection with the authentication and delivery of the Notes. The Notes authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee. Wherever reference is made in the Indenture to the authentication and delivery of Notes by the Trustee or to the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a Person organized and doing business under the laws of the United States or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $25,000,000, subject to supervision or examination by Federal or State authority.

            Any Person into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent. Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company.

            Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 13.11, the Trustee promptly may appoint a successor Authenticating Agent, which shall be acceptable to the Company, and shall give written notice of such appointment to the Company, and the Company shall give notice of such appointment to all holders of Notes. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee.

SECTION 13.12 TABLE OF CONTENTS, HEADINGS, ETC.

            The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions of this Indenture.

SECTION 13.13 EXECUTION IN COUNTERPARTS

            This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, SYNOVUS FINANCIAL CORP. has caused this Indenture to be signed and acknowledged by its Senior Vice President, and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or an Assistant Secretary, and THE BANK OF NEW YORK TRUST COMPANY, N.A. has caused this Indenture to be signed and acknowledged by its authorized officer or agent, and has caused its corporate seal to be affixed hereunto and the same to be attested by its authorized officer , as of the day and year first written above.

                                           SYNOVUS FINANCIAL CORP.


                                           By: /S/ Kathleen Moates
                                               --------------------------------
                                               Name:   Kathleen Moates
                                               Title:  Senior Vice President

[SEAL]

Attest:

/s/ Garilou Page
-----------------------------------------

                                           THE BANK OF NEW YORK TRUST COMPANY,
                                           N.A.


                                           By: /s/ Derek Kettel
                                               --------------------------------
                                               Name:   Derek Kettel
                                               Title:

[SEAL]

Attest:

/s/ Tina D. Gonzalez
-----------------------------------------
Title: Assistant Treasurer

STATE OF                )
                        ) ss.:
COUNTY OF               )

            On the __ day of June, 2005, before me personally came Kathleen Moates, to me known, who, being by me duly sworn did depose and say that she resides at Harris County, GA; that she is the Senior Vice President of Synovus Financial Corp., one of the corporations described in and which executed the above instrument; that she knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation; and that she signed her name thereto by like authority.


                                                   /s/ Brenda McKinney
                                           ------------------------------------
                                                      Notary Public

[NOTARIAL SEAL]

STATE OF FLORIDA        )
                        ) ss.:
COUNTY OF DUVAL         )

            On the __ day of June, 2005, before me personally came Derek Kettel, to me known, who, being by me duly sworn did depose and say that he resides at Duval Cty, FL; that he is a Vice President of THE BANK OF NEW YORK TRUST COMPANY, N.A., one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.




                                               /s/ Christine W. Hutchinson
                                           ------------------------------------
                                                      Notary Public

[NOTARIAL SEAL]

                                                                      APPENDIX A

                              [FORM OF GLOBAL NOTE]

THIS NOTE IS NOT A DEPOSIT OR OTHER OBLIGATION OF A DEPOSITORY INSTITUTION AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

[INCLUDE IF NOTE IS A GLOBAL NOTE DEPOSITED WITH DTC] - THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER. THIS GLOBAL NOTE MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY, A NEW YORK LIMITED PURPOSE TRUST COMPANY ("DTC"), OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN SECTION 2.07 OF THE INDENTURE, AND MAY NOT BE TRANSFERRED, IN WHOLE OR IN PART, EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.07 OF THE INDENTURE. BENEFICIAL INTERESTS IN THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH SECTION 2.07 OF THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE OR PAYMENT, AND ANY
NOTE ISSUED IN EXCHANGE FOR THIS NOTE IS REGISTERED IN THE NAME OF CEDE & CO. ("CEDE") OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE, HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

[INCLUDE IF NOTE IS A REGULATION S TEMPORARY GLOBAL NOTE, A RULE 144A GLOBAL NOTE OR A NOTE ISSUED IN EXCHANGE THEREFOR] - THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS

EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) AND IS AWARE THAT THE SALE IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT OR (B) IT IS A NON-U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT), AND IT IS PURCHASING THE NOTE IN AN OFFSHORE TRANSACTION PURSUANT TO REGULATION S; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (a) (i) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (ii) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,
(iii) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (iv) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (v) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND (b) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER JURISDICTION; AND
(3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER JURISDICTION.

BY ITS ACQUISITION HEREOF, THE HOLDER OF THIS NOTE REPRESENTS THAT IT IS NOT, AND IS NOT ACQUIRING THE NOTES WITH THE ASSETS OF, OR FOR OR ON BEHALF OF, AND WILL NOT SELL OR OTHERWISE TRANSFER THE NOTES TO, ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITIES ACT OF 1974, AS AMENDED ("ERISA"), ANY OTHER PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE ASSETS OF ANY SUCH PLAN PURSUANT TO 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE, OR ANY GOVERNMENTAL OR CHURCH PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE ("SIMILAR LAW") EXCEPT TO THE EXTENT THAT THE ACQUISITION AND HOLDING OF THE NOTES:

      (A) (I) ARE MADE SOLELY WITH THE ASSETS OF A BANK COLLECTIVE INVESTMENT FUND AND (II) SATISFY THE REQUIREMENTS AND CONDITIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 91-38 ISSUED BY THE DEPARTMENT OF LABOR;

      (B) (I) ARE MADE SOLELY WITH THE ASSETS OF AN INSURANCE COMPANY POOLED SEPARATE ACCOUNT AND (II) SATISFY THE REQUIREMENTS AND CONDITIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 90-1 ISSUED BY THE DEPARTMENT OF LABOR;

      (C) (I) ARE MADE SOLELY WITH ASSETS MANAGED BY A QUALIFIED PROFESSIONAL ASSET MANAGER AND (II) SATISFY THE REQUIREMENTS AND CONDITIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 84-14 ISSUED BY THE DEPARTMENT OF LABOR;

      (D) (I)ARE MADE SOLELY WITH ASSETS OF AN INSURANCE COMPANY GENERAL ACCOUNT AND (II) SATISFY THE REQUIREMENTS AND CONDITIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ISSUED BY THE DEPARTMENT OF LABOR;

      (E) (I) ARE MADE SOLELY WITH ASSETS MANAGED BY AN IN-HOUSE ASSET MANAGER AND (II) SATISFY THE REQUIREMENTS AND CONDITIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 96-23 ISSUED BY THE DEPARTMENT OF LABOR; OR

      (F) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR THE CODE OR, IN THE CASE OF A GOVERNMENTAL PLAN OR CHURCH PLAN SUBJECT TO SIMILAR LAW, WILL NOT RESULT IN A NON-EXEMPT VIOLATION OF SIMILAR LAW.

[INCLUDE IF NOTE IS A REGULATION S TEMPORARY GLOBAL NOTE] - THIS GLOBAL NOTE IS A REGULATION S GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS REGULATION S GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED ABOVE.

NO BENEFICIAL OWNERS OF THIS REGULATION S GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL HEREOF OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.

                                   Global Note

                             Synovus Financial Corp.

                       5.125% Subordinated Notes Due 2017

No.: ___                                                        $______________
No.: ___

Cusip No.: 87161C AF 2 (Rule 144A Global Note)
Cusip No.: U80803 AB 2 (Regulation S Global Note)

            Synovus Financial Corp., a corporation duly organized and existing under the laws of Georgia (the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [Four Hundred Fifty Million Dollars ($450,000,000)]/[No Dollars ($0.00)] (or such [lesser]/[greater] amount as shall be the outstanding principal amount of this Note listed on Schedule A hereto) on June 15, 2017 (the "Maturity Date"), and to pay interest thereon from and including June 20, 2005, or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 in each year, commencing December 15, 2005, at the rate of 5.125% per annum, until the principal hereof is paid or made available for payment. The interest (including Additional Interest, if any) so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid, as provided in the Indenture, to the Person in whose name this Global Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, that interest payable at maturity (including any Additional Interest payable at maturity) shall be payable to the person to whom principal is payable. Any such interest not so punctually paid or duly provided for forthwith will cease to be payable to the holder on such Regular Record Date and either may be paid to the Person in whose name this Global Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to holders of Notes of this series not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in the Indenture.

            Interest on the Global Note will accrue from and including June 20, 2005 or from and including the last day in respect of which interest has been paid, as the case may be, to, but excluding, the Interest Payment Date, or the Maturity Date, as the case may be. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

            If any Interest Payment Date or the Maturity Date, as the case may be, falls on a day that is not a Business Day, the related payment of interest or principal will be made on the next day that is a Business Day (with the same force and effect as if made on the date such payment was due) and no interest will accrue on the amount payable for the period from and after such Interest Payment Date or Maturity Date, as the case may be.

            Payment of the principal of, premium, if any, and interest on this Global Note will be made at the office or agency of the Company maintained for that purpose in New York, New York or in such other office or agency as may be established by the Company pursuant to the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Notwithstanding any provision of the Indenture or this Global Note to the contrary, at the option of the Company, payment of interest on this Global Note may be made by check pursuant to the terms of this Global Note mailed to the address of the Person entitled thereto as such address shall appear in the Note Register, except that (i) a holder of $20,000,000 or more in aggregate principal amount of Notes will be entitled to receive such payments by wire transfer within the United States of immediately available funds if appropriate wire transfer instructions shall have been received in writing by the Paying Agent not later than ten days prior to the applicable Interest Payment Date and (ii) payments in respect of the Global Note shall be made by wire transfer of immediately available funds to the accounts specified by the holders of the Global Notes.

            Reference is hereby made to the further provisions of this Global Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Global Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                           SYNOVUS FINANCIAL CORP.

                                           By: ________________________________

[SEAL]

Attest:

______________________________________

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Notes issued under the within-mentioned Indenture.

                                           THE BANK OF NEW YORK TRUST COMPANY,
                                               N.A., as Trustee and
                                               Authenticating Agent

                                           By: ________________________________
                                                      Authorized Signatory

                             [REVERSE SIDE OF NOTE]

                       5.125% Subordinated Notes Due 2017

            This Global Note is one of a duly authorized issue of an unlimited amount of securities of the Company (the "Notes"), issued under an Indenture, dated as of June 20, 2005 (the "Indenture", which term shall have the meaning assigned to in it in such instrument), between the Company and The Bank of New York Trust Company, N.A., as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Global
Note is one of the series designated on the face hereof, in the initial aggregate principal amount of $450,000,000. The Company may from time to time, without notice to or the consent of holders of the Notes, create and issue further Notes ranking pari passu with the Notes in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such further Notes or except for the first payment of interest following the issue date of such further Notes) and so that such further Notes may be consolidated and form a single series with the Notes and have the same terms as the Notes.

            [The holder of this Global Note is entitled to the benefits of the Registration Rights Agreement, dated as of June 20, 2005, among the Company and the Initial Purchasers named therein (the "Registration Rights Agreement"). If
(i) the Exchange Offer Registration Statement or any Shelf Registration Statement required by the Registration Rights Agreement (as such terms are defined in the Registration Rights Agreement), as the case may be, is not filed with the Securities and Exchange Commission on or prior to the date which is, in the case of the Exchange Offer Registration Statement, 90 days following the Closing Date (as defined below) or, in the case of the Shelf Registration Statement, 60 days after so requested, (ii) the Exchange Offer Registration Statement or any Shelf Registration Statement required by the Registration Rights Agreement, as the case may be, is not declared effective within, in the case of the Exchange Registration Statement, 180 days after the Closing Date or, in the case of the Shelf Registration Statement required by the Registration Rights Agreement, 120 days after so requested, (iii) in the event that the Exchange Offer Registration Statement is declared effective, the Registered Exchange Offer (as such term is defined in the Registration Rights Agreement) is not consummated on or prior to 210 days after the date of the Registration Rights Agreement or (iv) the applicable Registration Statement (as such term is defined in the Registration Rights Agreement) is filed and declared effective but shall thereafter cease to be effective or useable (at any time that the Company is obligated to maintain the effectiveness or usability thereof) (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company shall be obligated to pay additional interest ("Additional Interest") to each Holder of the Notes, during the period of one or more such Registration Defaults, at a rate of 0.25% per annum for the first 60 days from and including the date immediately following the date such Registration Default occurs, increased by an additional 0.25% per annum thereafter, on the applicable principal amount of Notes held by such holder until all Registration Defaults have been cured. Such obligation to pay Additional Interest shall survive until
(i) the applicable Registration Statement is filed, (ii) the Exchange Offer Registration Statement is declared effective or the Registered Exchange Offer is consummated with respect to all properly tendered Notes, (iii) the Shelf Registration Statement is declared effective or
(iv) the applicable Registration Statement again becomes effective (or is superseded by another effective Registration Statement), as the case may be. At any time that all Registration Defaults have been cured, the accrual of Additional Interest will cease. "Closing Date" means June 20, 2005.

            The Company shall notify the Trustee and the Paying Agent under the Indenture immediately upon the happening of each and every Registration Default. The Company shall notify the Trustee and Paying Agent in writing at least five days prior to each Interest Payment Date whether Additional Interest is payable with respect to the Notes and, to the extent such Additional Interest is payable, shall certify in such notice the date such Additional Interest commenced to accrue, the applicable per annum interest rate and the aggregate amount of such Additional Interest payable on such Interest Payment Date. The Company shall pay the Additional Interest due on the Notes by depositing with the Paying Agent (which may not be the Company for these purposes), in trust, for the benefit of the holders thereof, on the next applicable Interest Payment Date specified by the Indenture and the Notes, sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each applicable Interest Payment Date specified by the Indenture and the Notes to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay Additional Interest shall be deemed to accrue from and including the date immediately following the date of the applicable Registration Default.]*

            The indebtedness evidenced by the Note is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full in cash of all Senior Indebtedness, and this Global
Note is issued subject to such provisions. Each holder of this Global Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee its attorney-in-fact for such purpose.

            If a Bankruptcy Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Notes to be affected under the Indenture at any time by the Company and the Trustee with the consent of the holders of a majority in principal amount of the Notes at the time outstanding. The Indenture also contains provisions permitting the holders of specified percentages in principal amount of the Notes at the time outstanding, on behalf of the holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by

---------------
* Insert for Notes issued subject to a Registration Rights Agreement.

the holder of this Global Note shall be conclusive and binding upon such holder and upon all future holders of this Global Note and of any Note issued upon the registration of transfer hereof or in exchange therefor in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Note.

            No reference herein to the Indenture and no provision of this Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Global Note at the times, place and rate, and in the coin or currency, herein prescribed.

            As provided in the Indenture and subject to certain limitations therein set forth, Notes will be issued only in fully registered form and will be represented by one or more Notes registered in the name of a nominee of The Depository Trust Company. Beneficial interests in the Notes will be shown on, and transfers thereof will be effected only through, the records maintained by The Depository Trust Company's participants. Except for the limited circumstances described in the Indenture, owners of beneficial interests in the Notes will not be entitled to receive Notes in definitive form and will not be considered the holders thereof.

            The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the holder surrendering the same.

            No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Each holder of a Note covenants and agrees by its acceptance thereof to comply and be bound by the foregoing provisions.

            Prior to the due registration of transfer of this Global Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Global Note is registered as the owner hereof for all purposes, whether or not this Global Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Global Note is not secured by any collateral, including the assets of the Company or any of its Subsidiaries.

            No recourse for the payment of the principal of, premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the

Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the issue hereof, expressly waived and released.

            All terms used in this Global Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            THE INDENTURE AND THIS GLOBAL NOTE SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

[INCLUDE IF NOTE IS A GLOBAL NOTE DEPOSITED WITH DTC:]

                                   SCHEDULE A

                SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

    The following increases or decreases in this Global Note have been made:

                                                                 Principal Amount of        Signature of
                   Amount of decrease    Amount of increase in     this Global Note     authorized signatory
                   in Principal Amount    Principal Amount of       following such       of Trustee or Note
Date of Exchange   of this Global Note      this Global Note     decrease or increase         Custodian

                                                                      APPENDIX B

                            [FORM OF DEFINITIVE NOTE]

THIS NOTE IS NOT A DEPOSIT OR OTHER OBLIGATION OF A DEPOSITORY INSTITUTION AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

[INCLUDE IF NOTE IS A NOTE ISSUED IN EXCHANGE FOR A RULE 144A GLOBAL NOTE] - THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) AND IS AWARE THAT THE SALE IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT OR (B) IT IS A NON-U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT), AND IT IS PURCHASING THE NOTE IN AN OFFSHORE TRANSACTION PURSUANT TO REGULATION S; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (a) (i) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (ii) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (iii) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (iv) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (v) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND (b) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER JURISDICTION; AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND ANY OTHER JURISDICTION.

BY ITS ACQUISITION HEREOF, THE HOLDER OF THIS NOTE REPRESENTS THAT IT IS NOT, AND IS NOT ACQUIRING THE NOTES WITH THE ASSETS OF, OR FOR OR ON BEHALF OF, AND WILL NOT SELL OR OTHERWISE TRANSFER THE NOTES TO, ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITIES ACT OF 1974, AS AMENDED ("ERISA"), ANY OTHER PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE ASSETS OF ANY SUCH PLAN PURSUANT TO 29 C.F.R. SECTION 2510.3-101

OR OTHERWISE, OR ANY GOVERNMENTAL OR CHURCH PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE ("SIMILAR LAW") EXCEPT TO THE EXTENT THAT THE ACQUISITION AND HOLDING OF THE NOTES:

      (A) (I) ARE MADE SOLELY WITH THE ASSETS OF A BANK COLLECTIVE INVESTMENT FUND AND (II) SATISFY THE REQUIREMENTS AND CONDITIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 91-38 ISSUED BY THE DEPARTMENT OF LABOR;

      (B) (I) ARE MADE SOLELY WITH THE ASSETS OF AN INSURANCE COMPANY POOLED SEPARATE ACCOUNT AND (II) SATISFY THE REQUIREMENTS AND CONDITIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 90-1 ISSUED BY THE DEPARTMENT OF LABOR;

      (C) (I) ARE MADE SOLELY WITH ASSETS MANAGED BY A QUALIFIED PROFESSIONAL ASSET MANAGER AND (II) SATISFY THE REQUIREMENTS AND CONDITIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 84-14 ISSUED BY THE DEPARTMENT OF LABOR;

      (D) (I) ARE MADE SOLELY WITH ASSETS OF AN INSURANCE COMPANY GENERAL ACCOUNT AND (II) SATISFY THE REQUIREMENTS AND CONDITIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ISSUED BY THE DEPARTMENT OF LABOR;

      (E) (I) ARE MADE SOLELY WITH ASSETS MANAGED BY AN IN-HOUSE ASSET MANAGER AND (II) SATISFY THE REQUIREMENTS AND CONDITIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 96-23 ISSUED BY THE DEPARTMENT OF LABOR; OR

      (F) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR THE CODE OR, IN THE CASE OF A GOVERNMENTAL PLAN OR CHURCH PLAN SUBJECT TO SIMILAR LAW, WILL NOT RESULT IN A NON-EXEMPT VIOLATION OF SIMILAR LAW.

                                 Definitive Note

                             Synovus Financial Corp.

                       5.125% Subordinated Notes Due 2017

No.: ___                                                        $______________*
No.: ___

Cusip No.: 87161C AF 2 (Notes issued in exchange for Rule 144A Global Note) Cusip No.: U80803 AB 2 (Notes issued in exchange for Regulation S Global Note)

            Synovus Financial Corp., a corporation duly organized and existing under the laws of Georgia (the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to______________, or registered assigns, the principal sum of __________________________ ($___________) (or such lesser amount as shall be the outstanding principal amount of this Note listed on Schedule A hereto) on June 15, 2017 (the "Maturity Date"), and to pay interest thereon from and including June 20, 2005, or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 in each year, commencing December 15, 2005, at the rate of 5.125% per annum, until the principal hereof is paid or made available for payment. The interest (including Additional Interest, if any) so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid, as provided in the Indenture, to the Person in whose name this Definitive Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, that interest payable at maturity (including any Additional Interest payable at maturity) shall be payable to the person to whom principal is payable. Any such interest not so punctually paid or duly provided for forthwith will cease to be payable to the holder on such Regular Record Date and either may be paid to the Person in whose name this Definitive Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to holders of Notes of this series not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in the Indenture.

            Interest on the Definitive Note will accrue from and including June 20, 2005 or from and including the last day in respect of which interest has been paid, as the case may be, to, but excluding, the Interest Payment Date, or the Maturity Date, as the case may be. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

----------------
* Denominations of U.S.$1,000 and any larger amount that is an integral multiple of U.S.$1,000.

            If any Interest Payment Date or the Maturity Date, as the case may be, falls on a day that is not a Business Day, the related payment of interest or principal will be made on the next day that is a Business Day (with the same force and effect as if made on the date such payment was due) and no interest will accrue on the amount payable for the period from and after such Interest Payment Date or Maturity Date, as the case may be.

            Payment of the principal of, premium, if any, and interest on this Definitive Note will be made at the office or agency of the Company maintained for that purpose in New York, New York or in such other office or agency as may be established by the Company pursuant to the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Notwithstanding any provision of the Indenture or this Definitive Note to the contrary, at the option of the Company, payment of interest on this Definitive Note may be made by check pursuant to the terms of this Definitive Note mailed to the address of the Person entitled thereto as such address shall appear in the Note Register, except that a holder of $20,000,000 or more in aggregate principal amount of Notes will be entitled to receive such payments by wire transfer within the United States of immediately available funds if appropriate wire transfer instructions shall have been received in writing by the Paying Agent not later than ten days prior to the applicable Interest Payment Date.

            Reference is hereby made to the further provisions of this Definitive Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Definitive Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                             SYNOVUS FINANCIAL CORP.


                                             By: ______________________________

[SEAL]

Attest:

______________________________________

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Notes issued under the within-mentioned Indenture.

                                             THE BANK OF NEW YORK TRUST
                                                COMPANY, N.A., as Trustee and
                                                Authenticating Agent


                                             By: ______________________________
                                                       Authorized Signatory

                             [REVERSE SIDE OF NOTE]

                       5.125% Subordinated Notes Due 2017

            This Definitive Note is one of a duly authorized issue of an unlimited amount of securities of the Company (the "Notes"), issued under an Indenture, dated as of June 20, 2005 (the "Indenture", which term shall have the meaning assigned to in it in such instrument), between the Company and The Bank of New York Trust Company, N.A., as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Definitive
Note is one of the series designated on the face hereof, in the initial aggregate principal amount of $450,000,000. The Company may from time to time, without notice to or the consent of holders of the Notes, create and issue further Notes ranking pari passu with the Notes in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such further Notes or except for the first payment of interest following the issue date of such further Notes) and so that such further Notes may be consolidated and form a single series with the Notes and have the same terms as the Notes.

            [The holder of this Definitive Note is entitled to the benefits of the Registration Rights Agreement, dated as of June 20, 2005, among the Company and the Initial Purchasers named therein (the "Registration Rights Agreement"). If (i) the Exchange Offer Registration Statement or any Shelf Registration Statement required by the Registration Rights Agreement (as such terms are defined in the Registration Rights Agreement), as the case may be, is not filed with the Securities and Exchange Commission on or prior to the date which is, in the case of the Exchange Offer Registration Statement, 90 days following the Closing Date (as defined below) or, in the case of the Shelf Registration Statement, 60 days after so requested, (ii) the Exchange Offer Registration Statement or any Shelf Registration Statement required by the Registration Rights Agreement, as the case may be, is not declared effective within, in the case of the Exchange Registration Statement, 180 days after the Closing Date or, in the case of the Shelf Registration Statement required by the Registration Rights Agreement, 120 days after so requested, (iii) in the event that the Exchange Offer Registration Statement is declared effective, the Registered Exchange Offer (as such term is defined in the Registration Rights Agreement) is not consummated on or prior to 210 days after the date of the Registration Rights Agreement or (iv) the applicable Registration Statement (as such term is defined in the Registration Rights Agreement) is filed and declared effective but shall thereafter cease to be effective or useable (at any time that the Company is obligated to maintain the effectiveness or usability thereof) (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company shall be obligated to pay additional interest ("Additional Interest") to each Holder of the Notes, during the period of one or more such Registration Defaults, at a rate of 0.25% per annum for the first 60 days from and including the date immediately following the date such Registration Default occurs, increased by an additional 0.25% per annum thereafter, on the applicable principal amount of Notes held by such holder until all Registration Defaults have been cured. Such obligation to pay Additional Interest shall survive until
(i) the applicable Registration Statement is filed, (ii) the Exchange Offer Registration Statement is declared effective or the Registered Exchange Offer is consummated with respect to all properly tendered Notes, (iii) the Shelf Registration Statement is declared effective or
(iv) the applicable Registration Statement again becomes effective (or is superseded by another effective Registration Statement), as the case may be. At any time that all Registration Defaults have been cured, the accrual of Additional Interest will cease. "Closing Date" means June 20, 2005.

            The Company shall notify the Trustee and the Paying Agent under the Indenture immediately upon the happening of each and every Registration Default. The Company shall notify the Trustee and Paying Agent in writing at least five days prior to each Interest Payment Date whether Additional Interest is payable with respect to the Notes and, to the extent such Additional Interest is payable, shall certify in such notice the date such Additional Interest commenced to accrue, the applicable per annum interest rate and the aggregate amount of such Additional Interest payable on such Interest Payment Date. The Company shall pay the Additional Interest due on the Notes by depositing with the Paying Agent (which may not be the Company for these purposes), in trust, for the benefit of the holders thereof, on the next applicable Interest Payment Date specified by the Indenture and the Notes, sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each applicable Interest Payment Date specified by the Indenture and the Notes to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay Additional Interest shall be deemed to accrue from and including the date immediately following the date of the applicable Registration Default.]*

            The indebtedness evidenced by the Note is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full in cash of all Senior Indebtedness, and this Definitive Note is issued subject to such provisions. Each holder of this Definitive Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee its attorney-in-fact for such purpose.

            If a Bankruptcy Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Notes to be affected under the Indenture at any time by the Company and the Trustee with the consent of the holders of a majority in principal amount of the Notes at the time outstanding. The Indenture also contains provisions permitting the holders of specified percentages in principal amount of the Notes at the time outstanding, on behalf of the holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by

--------------
* Insert for Notes issued subject to a Registration Rights Agreement.

the holder of this Definitive Note shall be conclusive and binding upon such holder and upon all future holders of this Definitive Note and of any Note issued upon the registration of transfer hereof or in exchange therefor in lieu hereof, whether or not notation of such consent or waiver is made upon this Definitive Note.

            No reference herein to the Indenture and no provision of this Definitive Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Definitive Note at the times, place and rate, and in the coin or currency, herein prescribed.

            The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the holder surrendering the same.

            No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Each holder of a Note covenants and agrees by its acceptance thereof to comply and be bound by the foregoing provisions.

            Prior to the due registration of transfer of this Definitive Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Definitive Note is registered as the owner hereof for all purposes, whether or not this Definitive Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Definitive Note is not secured by any collateral, including the assets of the Company or any of its Subsidiaries.

            No recourse for the payment of the principal of, premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the issue hereof, expressly waived and released.

            All terms used in this Definitive Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            THE INDENTURE AND THIS DEFINITIVE NOTE SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW

YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                      [Form of Transfer of Definitive Note]

      ______________, being the registered holder of this Definitive Note, hereby transfers to ______________ U.S.$ ______________ in principal amount of this Note and irrevocably requests and authorizes ______________, in its capacity as Note Registrar in relation to the 5.125% Subordinated Notes Due 2017 of Synovus Financial Corp. (or any successor to ______________, in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.

Dated:

Signed: ____________________

Note:

            (i) the signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever;

            (ii) a representative of the registered holder should state the capacity in which he signs, e.g., executor;

            (iii) the signature of the transferor must be guaranteed in a manner satisfactory to the Note Registrar.

In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of an effective registration statement under the Securities Act relating to the Notes or (ii) two years (or such lesser period as may be provided in any amendment to Rule 144(k) under the Securities Act) after the later of the original issuance of this Security or the last date on which this Security was held by the Company or an affiliate (as contemplated by Rule 144 under the Securities Act) of the Company, the undersigned confirms that without utilizing any general solicitation or general advertising that this Security is being transferred in accordance with its terms:

                                   [Check One]

      (1) [ ] to the Company; or

      (2) [ ] pursuant to an effective registration statement under the Securities Act; or

      (3) [ ] in the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

      (4) [ ] outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act; or

      (5) [ ] pursuant to the exemption from registration provided by Rule 144 under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof, provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Dated:

By: ______________________________
         Authorized Signatory

Signature guaranteed:

__________________________________

                                                                    APPENDIX C-1

              [FORM OF NON-U.S. BENEFICIAL OWNERSHIP CERTIFICATION
                     BY EUROCLEAR OR CLEARSTREAM LUXEMBOURG]

The Bank of New York Trust
Company, N.A., as Trustee,
10161 Centurion Parkway
Jacksonville, FL 32256
Attention: Corporate Trust Division

            Re: Synovus Financial Corp.
                5.125% Subordinated Notes due 2017 (the "Notes")

            This is to certify with respect to $_________ principal amount of the Notes that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from member organizations appearing in our records as persons being entitled to a portion of such principal amount (our "Member Organizations") certifications with respect to such portion, substantially to the effect set forth in the Indenture for the Notes.

            We further certify:

            (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global Note excepted in such certifications; and

            (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as the date hereof.

            We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you or the Company to produce this certification to any interested party in such proceedings.

            Dated:

            Yours faithfully,

                                           [Euroclear or Clearstream Luxembourg]


                                           By: ________________________________

                                                                    APPENDIX C-2

              [FORM OF NON-U.S. BENEFICIAL OWNERSHIP CERTIFICATION
                             BY MEMBER ORGANIZATION]

[Euroclear or Clearstream Luxembourg, as applicable]

            Re: Synovus Financial Corp.
                5.125% Subordinated Notes due 2017 (the "Notes")

            This is to certify that as of the date hereof, and except as set forth below, the Notes held by you for our account are beneficially owned by (a) non-U.S. person(s) or (b) U.S. person(s) who purchased the Notes in transactions which did not require registration under the Securities Act of 1933, as amended (the "Act"). As used in this paragraph the term "U.S. person" has the meaning given to it by Regulation S under the Act.

            We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

            This certification excepts and does not relate to $[-] of such interest in the above Notes in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Notes (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

            We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you, the Company or the Trustee or Registrar for the Notes to produce this certification to any interested party in such proceedings.

            Date: [-]. (Not earlier than 15 days prior to the end of the 40-day period referred to in Section 2.01(e) of the Indenture for the Notes).

By: ________________________________________

    [Agent Member]
    As, or as agent for, the Beneficial Owner(s) of the Notes to which this certificate relates.

                                                                      APPENDIX D

                              [FORM OF CERTIFICATE
                     FOR EXCHANGE OR TRANSFER FROM RULE 144A
               GLOBAL NOTE TO REGULATION S TEMPORARY GLOBAL NOTE]
                       (exchanges or transfers pursuant to
                      Section 2.07(b)(ii) of the Indenture)

The Bank of New York Trust
Company, N.A., as Trustee,
10161 Centurion Parkway
Jacksonville, FL 32256
Attention: Corporate Trust Division

            Re: Synovus Financial Corp.
                5.125% Subordinated Notes due 2017 (the "Notes")

      Reference is hereby made to the Indenture dated as of June 20, 2005 (the "Indenture") between Synovus Financial Corp. (the "Company") and The Bank of New York Trust Company, N.A. (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

      This letter relates to U.S.$____________ principal amount of Notes which are held as a beneficial interest in the Rule 144A Global Note (CUSIP No. _________) with the Depository Trust Company, a New York corporation ("DTC"), in the name of [Insert name of DTC participant] (the "Transferor"). The Transferor has requested an exchange or transfer of such beneficial interest for an interest in the Regulation S Temporary Global Note (CUSIP No. __________) to be held with [Euroclear] [Clearstream Luxembourg] (ISIN Code ___________) (Common Code _____________) through DTC.

      In connection with such request and in respect of such Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Notes and pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act") and accordingly the Transferor does hereby certify that:

      (1)   the offer of the Notes was not made to a person in the United
            States;

      (2) (A) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

            (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States;

      (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

      (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

      (5) upon completion of the transaction, the beneficial interest being transferred as described above was held with Euroclear or Clearstream Luxembourg through DTC (ISIN Code ___________).

      This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers for the Notes.

                                             [Insert Name of Transferor]


                                             By: ______________________________
                                                 Name:
                                                 Title:

Dated: _____________________________

cc: Synovus Financial Corp.

                                                                      APPENDIX E

                              [FORM OF CERTIFICATE
                    FOR EXCHANGE OR TRANSFER FROM RULE 144A
               GLOBAL NOTE TO REGULATION S PERMANENT GLOBAL NOTE]
                      (exchanges or transfers pursuant to
                     Section 2.07(b)(iii) of the Indenture)

The Bank of New York Trust
Company, N.A., as Trustee,
10161 Centurion Parkway
Jacksonville, FL 32256
Attention: Corporate Trust Division

            Re: Synovus Financial Corp.
                5.125% Subordinated Notes due 2017 (the "Notes")

      Reference is hereby made to the Indenture dated as of June 20, 2005 (the "Indenture") between Synovus Financial Corp. (the "Company") and The Bank of New York Trust Company, N.A. (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

      This letter relates to U.S.$____________ principal amount of Notes which are held as a beneficial interest in the Rule 144A Global Note (CUSIP No. ___________) with the Depository Trust Company, a New York corporation ("DTC"), in the name of [Insert name of DTC Participant] (the "Transferor"). The Transferor has requested an exchange or transfer of such beneficial interest for an interest in the Regulation S Permanent Global Note (CUSIP No. ___________).

      In connection with such request and in respect of such Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Notes and (i) that, with respect to transfers made in reliance on Regulations S under the Securities Act of 1933, as amended (the "Securities Act"):

      (1)   the offer of the Notes was not made to a person in the United
            States;

      (2) (A) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

            (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States;

      (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

      (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

or (ii) that, with respect to transfers made in reliance on Rule 144 under the Securities Act, the Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act and such holder delivers the certification set forth in Appendix G and, if requested by the Company and/or Note Registrar, an opinion of counsel and such other certification or evidence of its compliance with Rule 144 under the Securities Act.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers for the Notes.

                                             [Insert Name of Transferor]


                                             By: ______________________________
                                                 Name:
                                                 Title:

Dated: _______________________________

cc: Synovus Financial Corp.

                                                                      APPENDIX F

                       [FORM OF CERTIFICATE FOR EXCHANGE
             OR TRANSFER FROM REGULATION S TEMPORARY GLOBAL NOTE OR
          REGULATION S PERMANENT GLOBAL NOTE TO RULE 144A GLOBAL NOTE]
                      (exchanges or transfers pursuant to
                     Section 2.07(b)(iv) of the Indenture)

The Bank of New York Trust
Company, N.A., as Trustee,
10161 Centurion Parkway
Jacksonville, FL 32256
Attention: Corporate Trust Division

            Re: Synovus Financial Corp.
                5.125% Subordinated Notes due 2017 (the "Notes")

      Reference is hereby made to the Indenture dated as of June 20, 2005 (the "Indenture") between Synovus Financial Corp. (the "Company") and The Bank of New York Trust Company, N.A. (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

      This letter relates to U.S.$____________ principal amount of Notes which are held as a beneficial interest in the [Regulation S Temporary Global Note (CUSIP No. _____________)] [Regulation S Permanent Global Note (CUSIP No. ___________)] with [Euroclear] [Clearstream Luxembourg] (ISIN Code __________) (Common Code __________) through the Depository Trust Company, a New York corporation ("DTC"), in the name of [Insert name of Euroclear/Clearstream Luxembourg agent member] (the "Transferor"). The Transferor has requested an exchange or transfer of such beneficial interest in the Notes for an interest in the Rule 144A Global Note (CUSIP No. _____________).

      In connection with such request and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers for the Notes.

                                             [Insert Name of Transferor]


                                             By: ______________________________
                                                 Name:
                                                 Title:

Dated: ________________________________

cc: Synovus Financial Corp.

                                                                      APPENDIX G

                        [FORM OF RULE 144 CERTIFICATION]

                                                            [Date]

The Bank of New York Trust
Company, N.A., as Trustee,
10161 Centurion Parkway
Jacksonville, FL 32256
Attention: Corporate Trust Division

            Re: Synovus Financial Corp.
                5.125% Subordinated Notes due 2017 (the "Notes")

            Ladies and Gentlemen:

            Reference is hereby made to the Indenture, dated as of June 20, 2005 (as amended and supplemented from time to time, the "Indenture"), between the Company and The Bank of New York Trust Company, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

            In connection with our proposed sale of $_________ aggregate principal amount of the Notes [in the case of a transfer of an interest in a 144A Global Note:, which represent an interest in a Rule 144A Global Note beneficially owned by] the undersigned ("Transferor"), we confirm that such sale has been effected pursuant to and in accordance with Rule 144 under the Securities Act.

            You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                             Very truly yours,

                                             [Insert Name of Transferor]


                                             By: ______________________________
                                                 Name:
                                                 Title:

                                       G-1